JPMORGAN FUNDS

PROSPECTUS MAY 1 2004

JPMORGAN U.S. EQUITY FUNDS

CLASS A, CLASS B AND CLASS C SHARES

CAPITAL GROWTH FUND

DISCIPLINED EQUITY FUND (CLASS A)

DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP GROWTH FUND (CLASS A AND CLASS B)
MID CAP VALUE FUND
SMALL CAP EQUITY FUND (CLASS A AND CLASS B)

SMALL CAP GROWTH FUND (CLASS A)

U.S. EQUITY FUND
VALUE OPPORTUNITIES FUND (CLASS A AND CLASS B)

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Capital Growth Fund                                  1

Disciplined Equity Fund                              7

Diversified Fund                                    13

Dynamic Small Cap Fund                              20

Equity Growth Fund                                  26

Equity Income Fund                                  32

Growth and Income Fund                              38

Mid Cap Growth Fund                                 44

Mid Cap Value Fund                                  50

Small Cap Equity Fund                               56

Small Cap Growth Fund                               62

U.S. Equity Fund                                    68

Value Opportunities Fund                            74

The Funds' Management and Administration            79

How Your Account Works                              82

    Know Which Classes To Buy                       82

    About Sales Charges                             82

    Buying Fund Shares                              85

    Selling Fund Shares                             86

    Exchanging Fund Shares                          87

    Other Information Concerning The Funds          87

    Distributions and Taxes                         88

Shareholder Services                                89

Risk and Reward Elements                            90

Financial Highlights                                96

How To Reach Us                             BACK COVER

JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-94.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap(R) Growth Index stocks at the time of purchase. "Assets" means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use-futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.


BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.


INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

                                                           PROSPECTUS MAY 1 2004


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1994     -1.31%
1995     22.24%
1996     24.20%
1997     23.37%
1998      5.54%
1999     12.77%
2000     14.17%
2001     -4.52%
2002    -28.04%
2003     36.10%

BEST QUARTER 4th quarter, 1998              17.48%
WORST QUARTER 3rd quarter, 1998            -19.57%

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                              PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                 28.30           2.56            8.27
Return After Taxes on Distributions                                 27.58           1.27            6.50
Return After Taxes on Distributions and Sale of Fund Shares         19.29           1.72            6.43
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                 30.37           2.95            8.48
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                 34.17           3.24            8.27
--------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 42.71           2.01            9.40
--------------------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                   35.41           2.18            8.24



The after-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance for the period before Class C was launched on 1/2/98 is based on the performance of Class B Shares of the Fund since 1/1/94.


^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                    5.75             NONE             NONE
-----------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                    NONE**           5.00             1.00



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                      0.40             0.40             0.40
DISTRIBUTION (RULE 12b-1) FEES                                       0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                             0.25             0.25             0.25
OTHER EXPENSES(1)                                                    0.56             0.56             0.56
-----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                      1.46             1.96             1.96
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (0.11)           (0.11)           (0.11)
-----------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                      1.35             1.85             1.85


(1) "Other Expenses" have been restated from the most recent fiscal year to reflect current expense arrangements.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35%, 1.85% and 1.85%, respectively, of average their daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES* ($)                          705     1,000     1,317      2,212
-------------------------------------------------------------------------------
CLASS B SHARES** ($)                         688       905     1,247      2,147***
-------------------------------------------------------------------------------
CLASS C SHARES** ($)                         288       605     1,047      2,276



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
CLASS B SHARES ($)                           188       605     1,047      2,147***
-------------------------------------------------------------------------------
CLASS C SHARES ($)                           188       605     1,047      2,276


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-94.


THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor's Corporation (S&P) 500 Index.


THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.


By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high perceived potential reward compared to perceived potential risk

-  possible temporary mispricings caused by apparent market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with potential for higher risk and return to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*, (1)

1998    31.98%
1999    18.02%
2000   -11.11%
2001   -12.14%
2002   -25.07%
2003    28.96%

BEST QUARTER 4th quarter, 1998      22.83%
------------------------------------------
WORST QUARTER 3rd quarter, 1998    -17.88%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. Class A was launched on 9/28/01. The Fund's performance is based on the performance of the Fund's Select Class Shares, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus, from 9/10/01 to 9/28/01 (for the table) and from 9/10/01 through 12/31/01 (for the bar chart). Returns for the period 12/31/97 to 9/10/01 reflect performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, Class A Shares) and from 1/3/97 (commencement of operations) to 12/31/97, the institutional feeder (whose investment program was identical to that of the Class A Shares). During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above-referenced class and feeders.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   21.58           (3.46)            5.59
Return After Taxes on Distributions                                   21.45           (3.91)            5.09
Return After Taxes on Distributions and Sale of Fund Shares           14.16           (3.14)            4.57
------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   28.68           (0.57)            7.58
------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     24.81           (1.08)            6.50



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    See footnote on previous page.


(1) The Fund commenced operations on 1/3/97. Performance for the indexes is from 1/31/97.


^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A SHARES
The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                                                              CLASS A SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                       5.75
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                       NONE**



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)



                                                                                              CLASS A SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                          0.25
SHAREHOLDER SERVICE FEES                                                                                0.25
OTHER EXPENSES(1)                                                                                       1.56
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                         2.31
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                              (1.36)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                         0.95


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.95% of its average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                         666               1,132               1,622                2,969



*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-94.


THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

-  52% medium- and large-cap U.S. equity securities

-  35% U.S. and foreign fixed income investments

-  10% foreign equity securities

-  3% small-cap U.S. equity securities

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The adviser, JPMIM, may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.


Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).


At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Services (Moody's), S&P, Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bonds.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.


The Fund may invest any portion of its assets that is not in equity or fixed income securities in high-quality money market instruments and repurchase agreements.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.


INVESTMENT PROCESS
In managing the equity portion of the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.


The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000(R) (3%), Solomon Smith Barney Broad Investment Grade Bond (35%) and Morgan Stanley Capital Investment (MSCI) Europe, Australia and Far East (EAFE) (10%) indexes.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares or the contingent deferred sales load which is assessed on Class B and Class C Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994      0.60%
1995     26.47%
1996     13.42%
1997     18.47%
1998     18.29%
1999     13.87%
2000     -4.24%
2001     -5.89%
2002    -13.22%
2003     20.90%

BEST QUARTER 4th quarter, 1998       13.39%
-------------------------------------------
WORST QUARTER 3rd quarter, 2002     -11.01%


* The performance figures in the table for the period before Class A, B and C Shares were launched on 3/24/03 and the performance in the bar chart are based on the performance of the Select Class Shares (whose investment program is identical to the investment program of, and whose expenses are the most similar to the expenses of Class A, B and C Shares). Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class was launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the expenses of Class A, B and C Shares) from 1/1/94 to 9/10/01. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than the Select Class Shares.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                    PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                        13.56            0.23             7.42
Return After Taxes on Distributions                                        13.18           (0.93)            5.78
Return After Taxes on Distributions and Sale of Fund Shares                 8.94           (0.46)            5.47
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                        14.95            1.01             8.01
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                        19.01            1.34             8.01
-----------------------------------------------------------------------------------------------------------------
FUND BENCHMARK^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        21.20            2.62             9.28
------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        28.68           (0.57)           11.07
------------------------------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          19.94            2.96             8.28



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* See footnote on previous page.


^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                                   CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                            5.75             NONE             NONE
-------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                            NONE**           5.00             1.00



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                                   CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                              0.55             0.55             0.55
DISTRIBUTION (RULE 12b-1) FEES                                               0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                                     0.25             0.25             0.25
OTHER EXPENSES(1)                                                            0.65             0.65             0.65
-------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                              1.70             2.20             2.20
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   (0.45)           (0.27)           (0.27)
-------------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                              1.25             1.93             1.93



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.93% and 1.93%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                        1 YEAR      3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                        695          995        1,363        2,395
-----------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                                       696          935        1,329        2,364***
-----------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                                       296          635        1,129        2,490



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                                        1 YEAR      3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                                         196          635        1,129        2,364***
-----------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                                         196          635        1,129        2,490


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-94.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600/BARRA Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, utilizes a combination of disciplined portfolio construction and bottom-up stock selection. Disciplined portfolio construction includes maintaining sector weights in the Fund that are closely aligned with the sector weights of the benchmark index, the S&P SmallCap 600/BARRA Growth Index. Bottom-up stock selection includes three key elements of analysis: fundamentals, valuation and investment timeliness. In the analysis of fundamentals, the adviser focuses on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and relatively high rate of return on invested capital. The adviser seeks companies with sustainable revenue growth, margin expansion and earnings growth. In valuation analysis, the adviser focuses on several valuation metrics, including price-to-earnings versus expected earnings-per-share growth rate and enterprise value to earnings before interest, taxes, depreciation and amortization (EBITDA). In timeliness analysis, the adviser utilizes technical indicators, such as relative price strength and trading volume characteristics, to control for risk and determine an appropriate time to buy.


In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a broad-based securities market index, and the Lipper Small-Cap Growth Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1998     13.46%
1999     30.13%
2000     11.42%
2001    -14.33%
2002    -22.77%
2003     38.47%

BEST QUARTER 4th quarter, 1999       24.00%
-------------------------------------------
WORST QUARTER 1st quarter, 2001     -20.82%

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                   PAST 1 YEAR     PAST 5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   30.51            4.59            10.17
Return After Taxes on Distributions                                   30.51            3.79             9.54
Return After Taxes on Distributions and Sale of Fund Shares           19.83            3.68             8.73
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                   32.66            4.83            10.43
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                   36.64            5.14            10.42
--------------------------------------------------------------------------------------------------------------
S&P SMALLCAP 600/BARRA GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   37.32            6.67             7.35
--------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     44.74            6.16             6.70



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* The performance for the period before Class C was launched on 1/7/98 is based on the performance for Class B Shares of the Fund.


(1) The Fund commenced operations on 5/19/97. Performance for the indexes is from 5/31/97.


^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                             CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      5.75              NONE             NONE
--------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE**            5.00             1.00



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                         CLASS A SHARES        CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.65                  0.65             0.65
DISTRIBUTION (RULE 12b-1) FEES                                     0.25                  0.75             0.75
SHAREHOLDER SERVICE FEES                                           0.25                  0.25             0.25
OTHER EXPENSES(1)                                                  0.71                  0.70             0.70
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.86                  2.35             2.35
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                         (0.36)                (0.23)           (0.23)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                    1.50                  2.12             2.12


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50%, 2.12% and 2.12%, respectively, of their average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                          719               1,093               1,491                2,602
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                         715               1,011               1,435                2,547***
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                         315                 711               1,235                2,669



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                           215                 711               1,235                2,547***
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                           215                 711               1,235                2,669


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN EQUITY GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-94.


THE FUND'S OBJECTIVES
The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:


- projected earnings growth rate that is greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

-  market capitalization of more than $500 million

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in small- and mid-capitalization companies. The securities of small- and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Growth Index, a broad-based securities market index, and the Lipper Large-Cap Growth Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*, (1)

1994     -0.90%
1995     25.78%
1996     20.52%
1997     37.20%
1998     41.19%
1999     31.54%
2000    -23.85%
2001    -19.06%
2002    -28.24%
2003     20.51%

BEST QUARTER 4th quarter, 1998             27.32%
-------------------------------------------------
WORST QUARTER 2nd quarter, 2002           -19.27%

* The performance for the period before Class B and Class C were launched on 2/16/01 is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The performance for the period before Class A was launched on 8/13/98 is based on the performance of the Fund's Select Class, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus. During this period, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class Shares.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    13.56           (7.95)            6.76
Return After Taxes on Distributions                                    13.56           (8.94)            6.10
Return After Taxes on Distributions and Sale of Fund Shares             8.81           (6.63)            5.92
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    14.57           (7.52)            7.17
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                    18.59           (7.25)            7.17
-------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R)GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    29.75           (5.11)            9.21
-------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      26.97           (5.53)            7.77



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    See footnote on previous page.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)



                                                              CLASS A SHARES  CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*                               5.75            NONE             NONE
-------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                       NONE**          5.00             1.00



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                              CLASS A SHARES  CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                         0.50            0.50             0.50
DISTRIBUTION (RULE 12b-1) FEES                                          0.25            0.75             0.75
SHAREHOLDER SERVICE FEES                                                0.25            0.25             0.25
OTHER EXPENSES(1)                                                       1.09            1.09             1.09
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         2.09            2.59             2.59
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.84)          (0.61)           (0.61)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.25            1.98             1.98


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.98% and 1.98% respectively, of their average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                          695               1,116               1,561                2,794
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                         701               1,048               1,521                2,757***
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                         301                 748               1,321                2,879



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                           201                 748               1,321                2,757***
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                           201                 748               1,321                2,879


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-94.


THE FUND'S OBJECTIVE
The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on both earnings stability and value within the universe of primarily income-oriented stocks. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, seeks capital appreciation by targeting companies with relative earnings stability. It seeks current income by emphasizing companies with above average dividend yield and a consistent dividend record. The adviser seeks to own securities that have attractive value characteristics and emphasizes companies with market capitalizations greater than $500 million.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in small- and mid-capitalization companies. The securities of small- and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small- and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth and income potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Equity Income Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994      -3.37%
1995      33.72%
1996      17.87%
1997      31.05%
1998      26.12%
1999      12.70%
2000      -4.09%
2001     -12.76%
2002     -21.34%
2003      23.38%

BEST QUARTER 4th quarter, 1998           18.81%
-----------------------------------------------
WORST QUARTER 3rd quarter, 2002         -19.30%

* The performance for the period before Class B and Class C were launched on 2/16/01 is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The performance for the period before Class A was launched on 8/24/98 is based on the performance of the Fund's Select Class, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus. During this period the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class Shares.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    16.28           (2.91)            8.06
Return After Taxes on Distributions                                    15.85           (4.44)            7.18
Return After Taxes on Distributions and Sale of Fund Shares            11.05           (2.78)            6.93
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    17.70           (2.31)            8.55
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                    21.72           (2.05)            8.55
-------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    30.03            3.56            11.87
-------------------------------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      25.84            2.22             9.19



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    See footnote on previous page.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                              CLASS A SHARES     CLASS B SHARES   CLASS C SHARES
----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                       5.75               NONE             NONE
----------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                       NONE**             5.00             1.00



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                         CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.40              0.40               0.40
DISTRIBUTION (RULE 12b-1) FEES                                     0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                                           0.25              0.25               0.25
OTHER EXPENSES(1)                                                  1.04              1.03               1.03
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.94              2.43               2.43
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           (0.69)            (0.68)             (0.68)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                    1.25              1.75               1.75


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75% and 1.75%, respectively, of their average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                         695               1,086               1,502                2,656
------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                        678                 993               1,434                2,593***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                        278                 693               1,234                2,715



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                          178                 693               1,234                2,593***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                          178                 693               1,234                2,715


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-94.


THE FUND'S OBJECTIVE

The Fund seeks to provide capital growth over the long-term and earn income from dividends.


THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has an identical investment objective and the same policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.

Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. "Assets" means net assets, plus the amount of borrowings for investment purposes. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/BARRA Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund's investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value. The adviser applies a "bottom-up" approach when constructing the Fund's portfolio, basing its stock selection on a combination of quantitative screening and fundamental analysis. The Fund's investments are subject to extensive financial analysis and a disciplined valuation process.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth and income potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1994     -3.41%
1995     27.55%
1996     19.38%
1997     29.53%
1998     14.11%
1999      8.09%
2000      0.48%
2001    -13.48%
2002    -17.81%
2003     26.27%


BEST QUARTER 2nd quarter, 2003           17.71%
-----------------------------------------------
WORST QUARTER 3rd quarter, 2002         -18.09%


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                   PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                      19.02             (1.67)            7.17
Return After Taxes on Distributions                                      18.86             (3.07)            5.19
Return After Taxes on Distributions and Sale of Fund Shares              12.52             (1.78)            5.47
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                      20.66             (1.29)            7.36
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                      24.64             (1.00)            7.08
-----------------------------------------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      31.79              1.95            10.55
-----------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                        28.00              1.20            10.05



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* The performance for the period before Class C was launched on 1/2/98 is based on the performance of Class B Shares of the Fund. The performance for the period before Class B was launched on 11/4/93 is based on performance of Class A Shares of the Fund. During these periods, the actual returns of Class B and C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                          CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                   5.75              NONE               NONE
-------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                   NONE**            5.00               1.00



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES(1) (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                          CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                     0.40              0.40               0.40
DISTRIBUTION (RULE 12b-1) FEES                                      0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                                            0.25              0.25               0.25
OTHER EXPENSES(2)                                                   0.55              0.60               0.60
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     1.45              2.00               2.00
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(3)                          (0.15)            (0.20)             (0.20)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(3)                                                     1.30              1.80               1.80


(1) The Fund has a master/feeder structure as described under The Funds' Management and Administration. This table shows the Class A, B and C expenses and their share of master portfolio expenses, expressed as a percentage of average daily net assets.

(2) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(3) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.30%, 1.80% and 1.80%, respectively, of their average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                         700                 993               1,308                2,198
------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                        683                 908               1,259                2,169***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                        283                 608               1,059                2,311



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                          183                 608               1,059                2,169***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                          183                 608               1,059                2,311


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN MID CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-94.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term growth from a portfolio of mid-capitalization stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap(R) Growth Index securities at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund invests in companies that the adviser, JPMIM, believes have strong earnings growth potential.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party resources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell Midcap(R) Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*, (1)

2000    -49.12%
2001    -28.30%
2002    -29.45%
2003     37.53%

BEST QUARTER 4th quarter, 2001          18.50%
----------------------------------------------
WORST QUARTER 4th quarter, 2000        -42.32%


* The performance for the Class A and Class B Shares before the period 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund's predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor's investment program was identical to that of the Fund prior to 12/3/01. The predecessor's Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                               PAST 1 YEAR       LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                                  29.55             (16.41)
Return After Taxes on Distributions                                                  29.55             (16.50)
Return After Taxes on Distributions and Sale of Fund Shares                          19.21             (13.26)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                                  31.68             (16.20)
-------------------------------------------------------------------------------------------------------------
RUSSELL MID CAP(R) GROWTH INDEX^
REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                   42.71              (1.34)
-------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                    35.41              (3.23)



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


  *  See footnote on previous page.


(1) The Fund commenced operations on 10/29/99. Performance for the indexes is from 10/31/99.


  ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                                            CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                     5.75               NONE
-------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS OF % LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                     NONE**             5.00



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)



                                                                           CLASS A SHARES       CLASS B SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                      0.65                 0.65
DISTRIBUTION (RULE 12b-1) FEES                                                       0.25                 0.75
SHAREHOLDER SERVICE FEES                                                             0.25                 0.25
OTHER EXPENSES(1)                                                                    0.62                 0.68
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                      1.77                 2.33
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                           (0.42)               (0.28)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                      1.35                 2.05


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects to a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35% and 2.05%, respectively, of their average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example helps you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. This example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                             1 YEAR             3 YEARS            5 YEARS           10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                             705               1,062              1,442              2,506
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                            708               1,001              1,420              2,505***



IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:



                                             1 YEAR             3 YEARS            5 YEARS           10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                              208                 701              1,220              2,505***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-94.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.


Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.


The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.


The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the the Russell Midcap(R) Value Index, a broad-based securities market index, and the Lipper Mid-Cap Value Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B and C Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*, (1)

1998    19.77%
1999    13.87%
2000    35.28%
2001     9.91%
2002     2.68%
2003    30.07%

BEST QUARTER 4th quarter, 1998                 17.96%
-----------------------------------------------------
WORST QUARTER 3rd quarter, 1998               -11.06%

* The performance in the table for the period before Classes A, B and C were launched on 4/30/01 and the Fund's performance in the bar chart prior to 2002 are based on the performance of the Fund's Institutional Class, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus. During these periods the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                 PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    22.60            16.25            17.35
Return After Taxes on Distributions                                    22.39            13.19            14.75
Return After Taxes on Distributions and Sale of Fund Shares            14.84            12.14            13.57
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    24.06            16.96            18.11
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                    28.09            17.22            18.15
--------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    38.07             8.73             8.67
--------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      39.08             9.41             7.55



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    See footnote on previous page.


(1) The Fund commenced operations on 11/13/97. Performance for the indexes is from 11/30/97.


^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASSES A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                              CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                       5.75             NONE             NONE
--------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                       NONE**           5.00             1.00



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

 ** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                              CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                         0.70             0.70             0.70
DISTRIBUTION (RULE 12b-1) FEES                                          0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                                0.25             0.25             0.25
OTHER EXPENSES(1)                                                       0.45             0.49             0.49
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.65             2.19             2.19
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.40)           (0.19)           (0.19)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.25             2.00             2.00


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 2.00% and 2.00%, respectively, of their average daily net assets through 4/30/05. The net expenses are not expected to exceed 1.95% for Class B and C Shares due to contractual caps on other classes of shares which require fund level subsidies. This arrangement may end when these Fund level subsidies are no longer required. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


- net expenses of 1.25%, 2.00% and 2.00% for Classes A, Class B and Class C Shares, respectively, through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                           1 YEAR             3 YEARS             5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                           695               1,029               1,385                2,386
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                          703                 967               1,357                2,372***
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                          303                 667               1,157                2,509



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                           1 YEAR             3 YEARS             5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                            203                 667               1,157                2,372***
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                            203                 667               1,157                2,509


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-94.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, utilizes a combination of disciplined portfolio construction and bottom-up stock selection. Disciplined portfolio construction includes maintaining sector weights in the Fund that are closely aligned with the sector weights of the benchmark index, the S&P SmallCap 600 Index. Bottom-up stock selection includes three key elements of analysis: fundamentals, valuation and investment timeliness. In the analysis of fundamentals, the adviser focuses on companies with high-quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and relatively high rate of return on invested capital. The adviser seeks companies with sustainable revenue growth, margin expansion and earnings growth. In valuation analysis, the adviser focuses on several valuation metrics, including price-to-earnings versus expected earnings-per-share growth rate and enterprise value to earnings before interest, taxes, depreciation and amortization (EBITDA). In timeliness analysis, the adviser utilizes technical indicators, such as relative price strength and trading volume characteristics, to control for risk and determine an appropriate time to buy. The adviser combines growth and value investing.


In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600 Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS (1)

1995    54.04%
1996    28.80%
1997    17.76%
1998     3.34%
1999    13.75%
2000    14.18%
2001    -6.23%
2002   -17.30%
2003    36.37%

BEST QUARTER 4th quarter, 1998                 19.38%
WORST QUARTER 3rd quarter, 1998               -21.13%

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                 PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    28.52             5.30            13.93
Return After Taxes on Distributions                                    28.52             4.04            12.94
Return After Taxes on Distributions and Sale of Fund Shares            18.54             4.05            12.06
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    30.39             5.43            13.93
--------------------------------------------------------------------------------------------------------------
S&P SMALL-CAP 600 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    38.79             9.67            13.31
--------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      40.90             9.39            12.40



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance for the period before Class B Shares was launched on 3/28/95 is based on performance of Class A Shares of the Fund. The actual returns of Class B Shares would have been lower than shown because Class B Shares have higher expenses than Class A Shares.

(1) The Fund commenced operations on 12/20/94. Performance for the indexes is from 12/31/94.


^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                                           CLASS A SHARES       CLASS B SHARES
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                    5.75                 NONE
--------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                              NONE**               5.00



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

 ** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)



                                                                           CLASS A SHARES       CLASS B SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                      0.65                 0.65
DISTRIBUTION (RULE 12b-1) FEES                                                       0.25                 0.75
SHAREHOLDER SERVICE FEES                                                             0.25                 0.25
OTHER EXPENSES(1)                                                                    0.50                 0.56
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                      1.65                 2.21
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                           (0.27)               (0.09)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                      1.38                 2.12


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.38% and 2.12%, respectively, of their average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                           1 YEAR             3 YEARS             5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                           707               1,041               1,396                2,396
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                          715                 983               1,377                2,396***



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                           1 YEAR             3 YEARS             5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                            215                 683               1,177                2,396***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-94.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations of not more than $2.5 billion at the time of purchase. The Fund invests in a broad portfolio of equity securities that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.


Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.


The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions

INVESTMENT PROCESS

The adviser, JPMIM, employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 2000(R) Index, the Russell 2000(R) Growth Index, broad based market indexes, and the Lipper Small-Cap Growth Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

1998    14.86%
1999    46.54%
2000    -7.79%
2001   -10.90%
2002   -40.54%
2003    39.45%

BEST QUARTER 4th quarter, 2001                 36.03%
-----------------------------------------------------
WORST QUARTER 3rd quarter, 2001               -34.24%


* The performance in the table for the period before Class A Shares was launched on 4/30/01 and the performance in the bar chart prior to 2002 are based on the performance of the Fund's Institutional Class, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares has higher expenses than Institutional Class Shares.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                 PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    31.34            (1.36)            1.49
Return After Taxes on Distributions                                    31.34            (3.80)           (0.70)
Return After Taxes on Distributions and Sale of Fund Shares            20.37            (2.24)            0.25
--------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    47.25             7.13             5.68
--------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    48.54             0.86             0.92
--------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      44.74             6.16             4.97



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    See footnote on previous page.


(1) The Fund commenced operations on 11/14/97. Performance for the indexes is from 11/30/97.


^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A SHARES
The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                                                                CLASS A SHARES
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                         5.75
--------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                         NONE**



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

 ** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)



MANAGEMENT FEES                                                                                           0.80
DISTRIBUTION (RULE 12b-1) FEES                                                                            0.25
SHAREHOLDER SERVICE FEES                                                                                  0.25
OTHER EXPENSES(1)                                                                                        14.18
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                          15.48
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                                13.88
--------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                           1.60



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.60% of its average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


- net expenses of 1.60% through 4/30/05, and 2.60%, through 4/30/14 pursuant to written agreements with JPMorgan Chase Bank.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                           1 YEAR             3 YEARS             5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                           728               1,247               1,792                3,271



*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-94.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.


By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*, (1)

1994    -0.61%
1995    32.48%
1996    21.06%
1997    28.41%
1998    24.45%
1999    14.69%
2000    -6.72%
2001    -9.71%
2002   -26.89%
2003    32.32%

BEST QUARTER 4th quarter, 1998                 21.33%
-----------------------------------------------------
WORST QUARTER 3rd quarter, 2002               -18.26%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Classes A, B and C were launched on 9/10/01 is based on the performance of the advisor feeder that was merged out of existence (whose investment program was identical to the investment program of Class A, B and C Shares, and whose expenses were substantially similar to the current expenses of Class A Shares) from 9/15/00 to 9/10/01. During this period, the actual returns of Class B and C Shares would have been lower than shown because Class B and C Shares have higher expenses than the advisor feeder. Returns for the period 1/1/94 to 9/15/00 reflect performance of the retail feeder (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, Class A, B and C Shares). During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than the above-referenced predecessor.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                 PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    24.77            (2.51)            8.42
Return After Taxes on Distributions                                    24.66            (3.41)            5.60
Return After Taxes on Distributions and Sale of Fund Shares            16.22            (2.45)            5.85
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    26.29            (1.86)            8.88
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                    30.29            (1.67)            8.88
--------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    28.68            (0.57)           11.07
--------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      24.81            (1.08)            9.27



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    See footnote on previous page.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                              CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                       5.75             NONE             NONE
--------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                       NONE**           5.00             1.00



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

 ** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                              CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                         0.40             0.40             0.40
DISTRIBUTION (RULE 12b-1) FEES                                          0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                                0.25             0.25             0.25
OTHER EXPENSES(1)                                                       0.64             0.64             0.64
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.54             2.04             2.04
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.49)           (0.29)           (0.29)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.05             1.75             1.75



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.05%, 1.75% and 1.75% respectively, of their average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                           1 YEAR             3 YEARS             5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                           676                 988               1,322                2,265
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                          678                 912               1,272                2,217***
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                          278                 612               1,072                2,346



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                           1 YEAR             3 YEARS             5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                            178                 612               1,072                2,217***
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                            178                 612               1,072                2,346


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN VALUE OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a detailed discussion of the Fund's main risks, please see pages 90-94.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. Market capitalization is the total market value of a company's shares. The adviser builds a portfolio that it believes has characteristics of undervalued securities.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of investment companies, including shares of affiliated money market funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by government entities and private issuers.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Class A Shares for the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell(R) 1000 Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a deduction for the front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after 8 years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*



2002    -12.54%
2003     32.63%



BEST QUARTER  2nd quarter, 2003                   18.19%
--------------------------------------------------------
WORST QUARTER 3rd quarter, 2002                  -15.91%



* The Fund's fiscal year end is 12/31. On December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In view of the change of adviser and other changes noted, the Fund's performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                                  PAST 1 YEAR     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                                     25.04             4.57
Return After Taxes on Distributions                                                     20.77             1.16
Return After Taxes on Distributions and Sale of Fund Shares                             20.18             2.92
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                                     26.56             5.37
--------------------------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                     30.03             4.81
--------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                       28.00             1.40



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.


^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                                               CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                        5.75             NONE
--------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                        NONE**           5.00



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

 ** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)



                                                                               CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                          0.50             0.50
DISTRIBUTION (RULE 12b-1) FEES                                                           0.21             0.75
SHAREHOLDER SERVICE FEES                                                                 NONE             0.25
OTHER EXPENSES(1)                                                                        0.94             0.88
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                                       1.65             2.38
FEE WAIVERS(2)                                                                          (0.24)           (0.24)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                             1.41             2.14



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) The Fund's Adviser and Administrator have a written agreement to waive up to the full amount of their respective fees and/or reimburse expenses to the extent the Class A Shares total annual operating expense ratio exceeds 1.46% of average daily net assets until 4/30/05. If such waivers are implemented, they will also have the effect of lowering Class B expenses.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  the Fund's operating expenses remain the same


This example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                             1 YEAR             3 YEARS            5 YEARS           10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                             710                 996              1,302              2,169
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                            741               1,042              1,470              2,475***



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                             1 YEAR             3 YEARS            5 YEARS           10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                              241                 742              1,270              2,475***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Equity Growth, Equity Income and Mid Cap Growth Funds are series of J.P. Morgan Mutual Fund Investment Trust, a Massachusetts business trust. The Capital Growth, Dynamic Small Cap, Growth and Income and Small Cap Equity Funds are series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation. The Disciplined Equity, Diversified Fund and U.S. Equity Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc., a Maryland corporation. The trustees of each trust and the directors of each corporation are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.


The Growth and Income Fund is a "feeder" fund that invests in the Growth and Income Portfolio, a master portfolio (Portfolio). The Portfolio accepts investments from other feeder funds, and all the feeders of the Portfolio bear the Portfolio's expenses in proportion to their assets. The Growth and Income Fund and the Portfolio expect to maintain consistent goals, but if they do not, the Growth and Income Fund will withdraw from the Portfolio, receiving its assets either in cash or securities. The Growth and Income Fund's trustees would then consider whether the Growth and Income Fund should hire its own investment adviser, invest in a different master portfolio, or take other action. (Except where indicated and, as context requires, this section uses the term the "Growth and Income Fund" to mean the Growth and Income Fund and the Portfolio taken together.)


Each class in a multiple class fund and each feeder in a master-feeder structure can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class or feeder, as the case may be, could offer access to a Fund or Portfolio, respectively, on different terms and thus would experience different performance, than another class or feeder, respectively. Certain classes or feeders may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

During the fiscal year ended 12/31/03, the adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:



FUND                                               %
CAPITAL GROWTH FUND                             0.40
----------------------------------------------------
DISCIPLINED EQUITY FUND                         0.29
----------------------------------------------------
DIVERSIFIED FUND                                0.44
----------------------------------------------------
DYNAMIC SMALL CAP FUND                          0.61
----------------------------------------------------
EQUITY GROWTH FUND                              0.35
----------------------------------------------------
EQUITY INCOME FUND                              0.30
----------------------------------------------------
GROWTH AND INCOME FUND                          0.40
----------------------------------------------------
MID CAP GROWTH FUND                             0.50
----------------------------------------------------
MID CAP VALUE FUND                              0.50
----------------------------------------------------
SMALL CAP EQUITY FUND                           0.65
----------------------------------------------------
SMALL CAP GROWTH FUND                           0.00
----------------------------------------------------
U.S. EQUITY FUND                                0.40
----------------------------------------------------
VALUE OPPORTUNITIES FUND                        0.38


THE PORTFOLIO MANAGERS CAPITAL GROWTH FUND

The portfolio management team is led by Christopher Mark Vyvyan Jones Managing Director of JPMIM, and Timothy Parton, Vice President of JPMIM. Mr. Jones is head of the small company and team and has worked as a portfolio manager with various affiliates of JPMIM since 1982. Mr. Parton has been employed with JPMIM or one of its affiliates since 1986.


DISCIPLINED EQUITY FUND

The portfolio management team is led by Timothy J. Devlin, Vice President of JPMIM, Nanette Buziak, Vice President of JPMIM, and Terance Chen, Vice President of JPMIM. Mr. Devlin is a portfolio manager in the U.S. Equity Group with 15 years of industry experience. A JPMIM employee since 1996, Mr. Devlin is responsible for product management and client servicing across the U.S. equity strategies. Ms. Buziak is a portfolio manager in the U.S. Equity Group with 7 years of industry experience. A JPMIM employee since 1997, Ms. Buziak is responsible for the daily implementation and management of structured equity strategies. Mr. Chen is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position.


DIVERSIFIED FUND

The portfolio management team is led by Anne Lester, Vice President of JPMIM, who has been at JPMIM since 1992, and Patrick Jakobson, Vice President of JPMIM, who has been at JPMIM since 1987. Prior to managing this Fund, Ms. Lester worked in the Product Development Group as a fixed-income and currency trader and as a portfolio manager in Milan. Mr. Jakobson is responsible for managing global asset allocation portfolios.


DYNAMIC SMALL CAP FUND

The portfolio management team is led by Juliet Ellis, Managing Director of JPMIM and CFA, and Juan Hartsfield, Vice President of JPMIM. Ms. Ellis has worked for JPMIM or one of its affiliates since 1987 as an analyst and portfolio manager. Mr. Hartsfield is an analyst in the U.S. Small-Cap/Mid-Cap Equity Group. Mr. Hartsfield, an employee since 2000, is responsible for the consumer and industrial sectors. Prior to joining the firm, he worked as a management consultant at Booz Allen & Hamilton from 1999 to 2000.


EQUITY GROWTH FUND

The portfolio management team is led by Marc L. Baylin, Managing Director of JPMIM, and Giri Devulapally, Vice President of JPMIM. Prior to joining JPMIM in 2002, Mr. Baylin worked for T. Rowe Price as both an analyst and a portfolio manager. Prior to joining JPMIM in 2003, Mr. Devulapally worked for T. Rowe Price as a specialized analyst in technology and telecommunications.


EQUITY INCOME FUND

The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of JPMIM, and Clare Hart, Vice President of JPMIM and CPA. Mr. Simon has worked with various affiliates of the adviser since 1980 and has been a portfolio manager since 1986. Ms. Hart has worked as an investment analyst covering the financial services and real estate sectors since joining JPMIM in 1999. Prior to that, Ms. Hart served as an equity research associate covering Real Estate Investment Trusts for Salomon Smith Barney.


GROWTH AND INCOME FUND

The portfolio management team is led by Mr Simon and Clare Hart, Vice President of JPMIM. Information on Mr. Simon and Ms. Hart are discussed earlier in this prospectus.


MID CAP GROWTH FUND

The portfolio management team is led by Messrs. Jones and Parton. Information on Messrs. Jones and Parton are discussed earlier in this prospectus.


MID CAP VALUE FUND

The portfolio management team is led by Mr. Simon and Lawrence E. Playford, Vice President of JPMIM and CPA. Information on Mr. Simon is discussed earlier in this prospectus. Mr. Playford has worked with various affiliates of JPMIM since 1993.


SMALL CAP EQUITY FUND

The portfolio management team is led by Juliet Ellis and Juan Hartsfield. Information on Ms. Ellis and Mr. Hartsfield is discussed earlier in this prospectus.

SMALL CAP GROWTH FUND

The portfolio management team is co-led by Eytan Shapiro, Vice President of JPMIM and Timothy Parton. Mr. Shapiro has been at JPMIM or one of its affiliates since 1985. Information on Mr. Parton is discussed earlier in this prospectus.


U.S. EQUITY FUND

The portfolio management team is led by Susan Bao, Vice President of JPMIM or one of its affiliates since 1997, and Helge Skibeli, Managing Director of JPMIM or one of its affiliates since 1990. Mr. Skibeli is head of the U.S. Equity Research Group.


VALUE OPPORTUNITIES FUND

The portfolio management team is led by Bradford L. Frishberg, Managing Director of JPMIM, and Alan Gutmann, Vice President of JPMIM. Mr. Frishberg, who joined the team in 2001, has worked for JPMIM or one of its affiliates since 1996. Mr. Gutmann, a new member of the team, has worked at JPMIM since 2003. Prior to working at JPMIM, Mr. Gutmann was a research analyst and portfolio manager at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and Oppenheimer Capital in 1998-2000.

THE FUNDS' ADMINISTRATORS AND SHAREHOLDER SERVICING AGENT
JPMorgan Chase Bank (the Administrator) provides administrative services for and oversees the other service providers of each Fund, except for the Value Opportunities Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for the Growth and Income Fund, Mid Cap Value Fund, Small Cap Growth Fund and the Value Opportunities
Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Growth and Income Fund for administrative services: 0.10% of the first $25 billion of average daily net assets plus 0.025% of average daily net assets over $25 billion. The Administrator receives an annual fee of 0.10% as a percentage of each Fund's average daily net assets for the Mid Cap Value Fund and Small Cap Growth Fund.

Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund's general administrative and corporate affairs. These services encompass general corporate governance, regulatory compliance and administrative oversight of each of the Value Opportunities Fund's contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equalling 0.175% of average daily net assets of the Fund. During the fiscal year ended December 31, 2003 the Business Manager was paid a fee of 0.055% (net of waivers) of average daily net assets. The Business Manager, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, has provided business management services to the Value Opportunities Fund since its inception and provides similar services to three other mutual funds with combined assets of approximately $65 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.

The Trusts and the Corporations, as applicable, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, may receive an annual fee of 0.25% of the average daily net assets of Class A, B and C Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares, as applicable. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares, and you may pay a contingent deferred sales charge with respect to Class B or Class C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

Different sales charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a deferred sales charge when you sell your shares if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges. See below and the Statement of Additional Information
(SAI) to find out more about these plans and special discounts.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value (NAV) is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE FOR FUNDS



                                                  SALES
                                                 CHARGE
                                             RE-ALLOWED
                            AS %             TO DEALERS
                          OF THE      AS %      AS % OF
                        OFFERING    OF NET     OFFERING
AMOUNT OF                  PRICE    AMOUNT    PRICE PER
INVESTMENT             PER SHARE  INVESTED        SHARE
-------------------------------------------------------
LESS
THAN $100,000               5.75      6.10         5.00
-------------------------------------------------------
$100,000 BUT
UNDER $250,000              3.75      3.90         3.25
-------------------------------------------------------
$250,000 BUT
UNDER $500,000              2.50      2.56         2.25
-------------------------------------------------------
$500,000 BUT
UNDER $1 MILLION            2.00      2.04         1.75
-------------------------------------------------------
$1 MILLION
OR MORE                     NONE      NONE    SEE BELOW*



*    There is no sales charge for investments of $1 million or more in any Fund.

At times the Funds' distributor may re-allow up to the entire sales charge to certain broker-dealers.The Funds' distributor may make a payment to broker-dealers for investments of $1 million or more. Any purchase of $1 million or more of Class A shares on which a commission was paid to broker-dealers on the initial purchase will be subject to a contingent deferred sales charge ("CDSC") payable by you based on the lower of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 2004PROSPECTUS MAY 16 months there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

You can reduce or eliminate your initial sales charge in the following ways (more detailed information about these and other programs is contained in the SAI and is available from your investment representative).

STATEMENT OF INTENTION
You may receive a Class A front-end sales charge reduction on your purchases of Class A Shares made during a 13-month period by signing a Statement of Intention. Your initial sales charge will be based on your goal. For purposes of the Statement of Intention, you can aggregate the purchases of Class A Shares in any JPMorgan Fund (or if a Fund has only one class, shares of such other JPMorgan Fund), excluding any JPMorgan money market fund. A 90-day back-dated period can also be used to count previous purchases toward your goal. Reinvested income and capital gain distributions will not be considered purchases for purposes of completing your Statement of Intention. The sales charge will be adjusted if you do not meet your goal.

CUMULATIVE QUANTITY DISCOUNT
To receive a Class A front-end sales charge reduction you can count towards the amount of your investment your total account value in all share classes of the JPMorgan Funds, excluding any JPMorgan money market fund. We will apply the initial sales charge to the aggregate dollar amount of the new purchase and the greater of the purchaser's total net asset value or cost of any shares acquired and still held in the funds. We may modify or discontinue the Cumulative Quantity Discount program at any time.

TELL US YOUR INVESTMENT AMOUNT
To qualify for a Class A front-end sales charge reduction under one of the programs described above, consult with your investment representative or the JPMorgan Funds Service Center in advance of your purchase.

RETIREMENT PLAN PURCHASES
You will not pay an initial sales charge if you purchase shares through a group retirement plan if:

- you are investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds;

- you are investing through any qualified retirement plan with 50 or more participants; or

- you are a participant in certain qualified retirement plans and you are investing (or reinvesting) the proceeds from the repayment of a plan loan made to you.

PURCHASE THROUGH AN INVESTMENT ADVISER
You may not pay an initial sales charge if you purchase shares through an investment adviser or financial planner that charges a fee for its services.

529 PLANS
When shares of the Funds are sold to a qualified tuition program under Section 529 of the Internal Revenue Code, such a program may purchase Class A Shares without an initial sales load. There are other categories of purchasers who do not pay initial sales charges on Class A Shares, such as employees of JPMorgan Chase. These categories are described in the SAI.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

                                   DEFERRED
YEAR                           SALES CHARGE
-------------------------------------------
1                                         5%
-------------------------------------------
2                                         4%
-------------------------------------------
3                                         3%
-------------------------------------------
4                                         3%
-------------------------------------------
5                                         2%
-------------------------------------------
6                                         1%
-------------------------------------------
7                                      NONE
-------------------------------------------
8                                      NONE
-------------------------------------------


We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

RULE 12b-1 DISTRIBUTION PLANS
The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of 0.25% of the average daily net assets attributed to Class A Shares and 0.75% of the average daily net assets attributed to Class B Shares or Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Except for the Value Opportunities Fund, payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the distributor pursuant to the Funds' 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares.

These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your investment representative which Funds you want to buy and he or she will contact us. Your investment representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives charge a single fee that covers all services. Your investment representative must accept your order by the close of regular trading on the New York Stock Exchange (NYSE) in order for us to process your order at that day's price. Your investment representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center accepts your order by the close of regular trading on the NYSE, we will process your order at that day's price.

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholders Services for details.

GENERAL
Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the NAV. You will pay the public offering price, which is based on the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order. Each Fund calculates its NAV once each day at the close of regular trading on the NYSE. Each Fund generally values its assets at their market prices, but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its Board of Trustees or Board of Directors, as applicable. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

The JPMorgan Funds Service Center
1-800-348-4782

MINIMUM INVESTMENTS



                                       INITIAL      ADDITIONAL
TYPE OF ACCOUNT                     INVESTMENT     INVESTMENTS
--------------------------------------------------------------
REGULAR ACCOUNT                       $  2,500          $  100
--------------------------------------------------------------
SYSTEMATIC INVESTMENT PLAN(1)         $  1,000          $  100
--------------------------------------------------------------
IRAS                                  $  1,000          $  100
--------------------------------------------------------------
SEP-IRAS                              $  1,000          $  100
--------------------------------------------------------------
COVERDELL EDUCATION
SAVINGS ACCOUNTS                      $    500          $  100
--------------------------------------------------------------



(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

Federal law requires a fund to obtain, verify and record an accountholder's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. The fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the accountholder's identity. The fund may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the fund may suspend or limit account transactions while it is in the process of attempting to verify the accountholder's identity. If the fund is unable to verify the accountholder's identity after an account is established, the fund may be required to involuntarily redeem the accountholder's shares and close the account. Losses associated with such involuntary redemption may be borne by the accountholder.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your investment representative which Funds you want to sell. Your investment representative must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your investment representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of a Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records. Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center or your investment representative accepts your order less any applicable sales charges.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center or your investment representative accepts your order before the close of regular trading on the NYSE the Funds will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-  you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your investment representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your investment representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares of one JPMorgan Fund for another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B shares of a Fund for Class B shares of another JPMorgan Fund or Class C Shares of a Fund for Class C Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet the applicable minimum investment requirements.

ABUSIVE TRADING
The Capital Growth Fund, Disciplined Equity Fund, Diversified Fund, Dynamic Small Cap Fund, Equity Growth Fund, Equity Income Fund, Growth and Income Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Growth Fund, U.S. Equity Fund and Value Opportunities Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may result in dilution in the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, where there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of the Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.


OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expense arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always be able to reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Disciplined Equity, Diversified, Equity Growth, Equity Income, Growth and Income and U.S. Equity Funds generally distribute any net investment income at least quarterly. The Capital Growth, Dynamic Small Cap, Mid Cap Growth, Mid Cap Value, Small Cap Equity, Small Cap Growth and Value Opportunities Funds generally distribute any net investment income at least annually.

You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non- corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by each Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to each Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.


The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge, but you must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

JPMORGAN U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISK                             POTENTIAL REWARDS                          AND REWARD
------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before      -  The Funds can take advantage of         -  The Funds segregate liquid assets to
   issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risks
   could be exposed to leverage risk if
   it does not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise a         -  The Funds could realize gains in a      -  The Funds generally avoid short-term
   Fund's brokerage and related costs         short period of time                       trading, except to take advantage of
                                                                                         attractive or unexpected
-  Increased short-term capital gains      -  The Funds could protect against            opportunities or to meet demands
   distributions could raise                  losses if a stock is overvalued and        generated by shareholder activity
   shareholders' income tax liability.        its value later falls
   Such an increase in transaction costs
   and/or tax liability, if not offset
   by gains from short-term trading,
   would reduce a Fund's returns.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISK                             POTENTIAL REWARDS                          AND REWARD
------------------------------------------------------------------------------------------------------------------------------
ETFS AND OTHER
INVESTMENT COMPANIES

-  If a Fund invests in shares of          -  Helps to manage smaller cash flows      -  Absent an exemptive order of the
   another investment company,                                                           Securities and Exchange Commission
   shareholders would bear not only        -  Investing in ETFs offers instant           (the "SEC"), a Fund's investments in
   their proportionate share of the           exposure to an index or a broad range      other investment companies, including
   Fund's expenses, but also similar          of markets, sectors, geographic            ETFs, are subject to the percentage
   expenses of the investment company         regions and industries                     limitations of the Investment Company
                                                                                         Act of 1940 ("1940 Act")(1)
-  The price movement of an ETF may not
   track the underlying index, market,                                                -  An SEC exemptive order granted to
   sector, regions or industries and may                                                 various iShares funds (which are
   result in a loss                                                                      ETFs) and their investment adviser
                                                                                         permits each Fund to invest beyond
                                                                                         the 1940 Act limits, subject to
                                                                                         certain terms and conditions,
                                                                                         including a finding of the Funds'
                                                                                         Boards that the advisory fees charged
                                                                                         by the adviser are for services that
                                                                                         are in addition to, and not
                                                                                         duplicative of, the advisory services
                                                                                         provided to those ETFs

                                                                                      -  An SEC exemptive order permits each
                                                                                         Fund to invest its uninvested cash,
                                                                                         up to 25% of its assets, in one or
                                                                                         more affiliated money market funds if
                                                                                         the adviser waives and/or reimburses
                                                                                         its advisory fee from the Fund in an
                                                                                         amount sufficient to offset any
                                                                                         doubling up of investment advisory,
                                                                                         shareholder servicing and
                                                                                         administrative fees


----------

(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISK                             POTENTIAL REWARDS                          AND REWARD
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

-  Derivatives such as futures, options,   -  Hedges that correlate well with         -  The Funds use derivatives for hedging
   swaps, and forward foreign currency        underlying positions can reduce or         and for risk management (i.e.,to
   contracts(1) that are used for             eliminate losses at low cost               establish or adjust exposure to
   hedging the portfolio or specific                                                     particular securities,markets or
   securities may not fully offset the     -  A Fund could make money and protect        currencies); risk management may
   underlying positions and this could        against losses if management's             include management of a Fund 's
   result in losses to a Fund that would      analysis proves correct                    exposure relative to its benchmark;
   not have otherwise occurred                                                           all Funds except for Disciplined
                                           -  Derivatives that involve leverage          Equity Fund, Diversified Fund, U.S.
-  Derivatives used for risk management       could generate substantial gains at        Equity Fund and Value Opportunities
   or, for certain Funds, to increase a       low cost                                   Fund, may use derivatives in an
   Fund's gain may not have the intended                                                 effort to produce increased income or
   effects and may result in losses or                                                   gain
   missed opportunities
                                                                                      -  A Fund only establishes hedges that
-  The counterparty to a derivatives                                                     it expects will be highly correlated
   contract could default                                                                with underlying positions

-  Derivatives that involve leverage                                                  -  While the Funds may use derivatives
   could magnify losses                                                                  that incidentally involve leverage,
                                                                                         they do not use them for the specific
-  Certain types of derivatives involve                                                  purpose of leveraging their portfolio
   costs to a Fund which can reduce
   returns

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets, and defer recognition of
   certain of a Fund's losses


----------
(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISK                             POTENTIAL REWARDS                          AND REWARD
------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

-  When a Fund lends a security, there     -  The Funds may enhance income through    -  The adviser maintains a list of
   is a risk that the loaned securities       the investment of the collateral           approved borrowers
   may not be returned if the borrower        received from the borrower
   or the lending agent defaults                                                      -  The Funds receive collateral equal to
                                                                                         at least 100% of the current value of
-  The collateral will be subject to the                                                 the securities loaned plus accrued
   risks of the securities in which it                                                   interest
   is invested
                                                                                      -  The lending agents indemnify the
                                                                                         Funds against borrower default

                                                                                      -  The adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment to
                                                                                         minimize losses

                                                                                      -  Upon recall, the borrower must return
                                                                                         the securities loaned within the
                                                                                         normal settlement period

MARKET CONDITIONS

-  Each Fund's share price and             -  Stocks have generally outperformed      -  Under normal circumstances each Fund
   performance will fluctuate in              more stable investments (such as           plans to remain fully invested in
   response to stock and/or bond market       bonds and cash equivalents) over the       accordance with its policies and each
   movements                                  long term                                  Fund may invest uninvested cash in
                                                                                         affiliated money market funds; equity
-  Adverse market conditions may from      -  With respect to the Diversified Fund,      securities may include common stocks,
   time to time cause a Fund to take          a diversified,balanced portfolio           convertible securities, preferred
   temporary defensive positions that         should mitigate the effects of wide        stocks, depositary receipts, (such as
   are inconsistent with its principal        market fluctuations, especially when       American Depositary Receipts and
   investment strategies and may hinder       stock and bond prices move in              European Depositary Receipts), trust
   the Fund from achieving its                different directions                       or partnership interests, warrants,
   investment objective                                                                  rights and investment company
                                                                                         securities.
-  The Capital Growth Fund, Dynamic
   Small Cap Fund, Growth and Income Fund                                             -  Each Fund seeks to limit risk and
   and Small Cap Equity Fund are                                                         enhance performance through active
   non-diversified, which means that a                                                   management and/or diversification
   relatively high percentage of each
   Fund's assets may be invested in a                                                 -  During severe market downturns, each
   limited number of issuers. Therefore,                                                 Fund has the option of investing up
   their performance may be more                                                         to 100% of its assets in high quality
   vulnerable to changes in the market                                                   short-term instruments
   value of a single issuer or a group
   of issuers

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISK                             POTENTIAL REWARDS                          AND REWARD
------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

-  A Fund could underperform its           -  A Fund could outperform its benchmark   -  The adviser focuses its active
   benchmark due to its securities and        due to these same choices                  management on securities selection,
   asset allocation choices                                                              the area where it believes its
                                                                                         commitment to research can most
                                                                                         enhance returns and manage risks in a
                                                                                         consistent way

FOREIGN INVESTMENTS

-  Currency exchange rate movements        -  Favorable exchange rate movements       -  The Funds anticipate that total
   could reduce gains or create losses        could generate gains or reduce losses      foreign investments will not exceed
                                                                                         20% of total assets (30% for
-  A Fund could lose money because of      -  Foreign investments, which represent       Diversified Fund, 30% for Equity
   foreign government actions, political      a major portion of the world's             Growth Fund and 10% for Small Cap
   instability or lack of adequate and        securities, offer attractive               Growth Fund)
   accurate information                       potential performance and
                                              opportunities for diversification       -  The Funds actively manage the
-  Currency and investment risks tend to                                                 currency exposure of their foreign
   be higher in emerging markets; these    -  Emerging markets can offer higher          investments relative to their
   markets also present higher liquidity      returns                                    benchmarks, and may hedge back into
   and valuation risks                                                                   the U.S.dollar from time to time (see
                                                                                         also "Derivatives"); these currency
                                                                                         management techniques may not be
                                                                                         available for certain emerging
                                                                                         markets investments

ILLIQUID HOLDINGS

-  Each Fund could have difficulty         -  These holdings may offer more           -  No Fund may invest more than 15% of
   valuing these holdings precisely           attractive yields or potential growth      net assets in illiquid holdings
                                              than comparable widely traded
-  Each Fund could be unable to sell          securities                              -  To maintain adequate liquidity to
   these holdings at the time or price                                                   meet redemptions, each Fund may hold
   it desires                                                                            high quality short-term securities
                                                                                         (including repurchase agreements)
                                                                                         and, for temporary or extraordinary
                                                                                         purposes, may borrow from banks up to
                                                                                         33 1/3% of the value of its total
                                                                                         assets including drawing on a line of
                                                                                         credit

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


CLASS A SHARES



                                                     PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------------------------------
                                                           INCOME FROM INVESTMENT OPERATIONS:
                                                    -------------------------------------------------
                                                                          NET GAINS
                                                                       OR LOSSES ON
                                        NET ASSET              NET       SECURITIES
                                           VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                        BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                        OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
CAPITAL GROWTH FUND

Year Ended 12/31/03                $        28.60            (0.34)@          10.61             10.27
Year Ended 12/31/02                $        40.10            (0.38)@         (10.86)           (11.24)
11/01/01 Through 12/31/01^         $        35.37            (0.03)            4.76              4.73
Year Ended 10/31/01                $        47.91            (0.19)@          (6.87)            (7.06)
Year Ended 10/31/00                $        42.85            (0.14)@          10.11              9.97
Year Ended 10/31/99                $        41.22            (0.20)@           5.75              5.55

GROWTH AND INCOME FUND

Year Ended 12/31/03                $        23.31             0.21@            5.88              6.09
Year Ended 12/31/02                $        28.83             0.21@           (5.31)            (5.10)
11/1/01 Through 12/31/01^          $        26.95             0.03             1.88              1.91
Year Ended 10/31/01                $        40.71             0.19            (8.04)            (7.85)
Year Ended 10/31/00                $        43.65             0.09@            3.31              3.40
Year Ended 10/31/99                $        43.24             0.18@            5.07              5.25

                                           PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------------
                                                 LESS DISTRIBUTIONS:
                                   ------------------------------------------------
                                        DIVIDENDS
                                         FROM NET    DISTRIBUTIONS
                                       INVESTMENT     FROM CAPITAL            TOTAL
                                           INCOME            GAINS    DISTRIBUTIONS
CAPITAL GROWTH FUND

Year Ended 12/31/03                            --             1.40             1.40
Year Ended 12/31/02                            --             0.26             0.26
11/01/01 Through 12/31/01^                     --               --               --
Year Ended 10/31/01                            --             5.48             5.48
Year Ended 10/31/00                            --             4.91             4.91
Year Ended 10/31/99                            --             3.92             3.92

GROWTH AND INCOME FUND

Year Ended 12/31/03                          0.22               --             0.22
Year Ended 12/31/02                          0.21             0.21             0.42
11/1/01 Through 12/31/01^                    0.03               --             0.03
Year Ended 10/31/01                          0.21             5.70             5.91
Year Ended 10/31/00                          0.03             6.31             6.34
Year Ended 10/31/99                          0.17             4.67             4.84


  ^ The Fund changed its fiscal year end from October 31 to December 31. @ Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

(a)  Not annualized.
  #  Short periods have been annualized.

(b) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.
  ~ The percentages reflect the portfolio turnover of the Growth and Income Portfolio, in which the Fund invested all of its investable assets.

                                   PER SHARE OPERATING PERFORMANCE:
                                   --------------------------------
                                        NET ASSET
                                       VALUE, END             TOTAL
                                        OF PERIOD        RETURN (1)
CAPITAL GROWTH FUND

Year Ended 12/31/03                $        37.47             36.10%
Year Ended 12/31/02                $        28.60            (28.04%)
11/01/01 Through 12/31/01^         $        40.10             13.37%(a)
Year Ended 10/31/01                $        35.37            (15.86%)
Year Ended 10/31/00                $        47.91             25.81%
Year Ended 10/31/99                $        42.85             14.30%

GROWTH AND INCOME FUND

Year Ended 12/31/03                $        29.18             26.27%
Year Ended 12/31/02                $        23.31            (17.81%)
11/1/01 Through 12/31/01^          $        28.83              7.09%(a)
Year Ended 10/31/01                $        26.95            (21.50%)
Year Ended 10/31/00                $        40.71              8.88%
Year Ended 10/31/99                $        43.65             12.82%

                                                                      RATIOS/SUPPLEMENTAL DATA:
                                   ----------------------------------------------------------------------------------------------
                                                                          RATIOS TO AVERAGE NET ASSETS: #
                                                 --------------------------------------------------------------------------------
                                                                                                                   NET INVESTMENT
                                                                                                 EXPENSES           INCOME (LOSS)
                                      NET ASSETS,                            NET                  WITHOUT                 WITHOUT
                                           END OF                     INVESTMENT                 WAIVERS,                WAIVERS,
                                           PERIOD          NET            INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                       (MILLIONS)     EXPENSES            (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
CAPITAL GROWTH FUND
Year Ended 12/31/03                $          412         1.35%            (1.05%)                   1.46%                  (1.16%)
Year Ended 12/31/02                $          330         1.35%            (1.13%)                   1.38%                  (1.16%)
11/01/01 Through 12/31/01^         $          495         1.35%            (0.40%)                   1.35%                  (0.40%)
Year Ended 10/31/01                $          426         1.35%            (0.47%)                   1.37%                  (0.49%)
Year Ended 10/31/00                $          523         1.35%            (0.32%)                   1.35%                  (0.32%)
Year Ended 10/31/99                $          577         1.30%            (0.48%)                   1.30%                  (0.48%)

GROWTH AND INCOME FUND

Year Ended 12/31/03                $          610         1.30%             0.83%                    1.45%                   0.68%
Year Ended 12/31/02                $          615         1.30%             0.81%                    1.44%                   0.67%
11/1/01 Through 12/31/01^          $          876         1.30%             0.62%                    1.30%                   0.62%
Year Ended 10/31/01                $          833         1.30%             0.59%                    1.32%                   0.57%
Year Ended 10/31/00                $        1,131         1.30%             0.23%                    1.30%                   0.23%
Year Ended 10/31/99                $        1,385         1.26%             0.41%                    1.26%                   0.41%

                                RATIOS/SUPPLEMENTAL DATA:
                                -------------------------
                                        PORTFOLIO
                                         TURNOVER
                                             RATE
CAPITAL GROWTH FUND
Year Ended 12/31/03                            68%
Year Ended 12/31/02                            93%(b)
11/01/01 Through 12/31/01^                      2%(a)(b)
Year Ended 10/31/01                            43%(b)
Year Ended 10/31/00                            66%(b)
Year Ended 10/31/99                            86%(b)

GROWTH AND INCOME FUND

Year Ended 12/31/03                            37%
Year Ended 12/31/02                            70%~
11/1/01 Through 12/31/01^                       0%(a)~
Year Ended 10/31/01                            12%~
Year Ended 10/31/00                            30%~
Year Ended 10/31/99                           125%~

CLASS A SHARES



                                            PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------
                                                       INCOME FROM INVESTMENT OPERATIONS:
                                                  -------------------------------------------
                                                                    NET GAINS
                                                                 OR LOSSES ON
                                      NET ASSET            NET     SECURITIES
                                         VALUE,     INVESTMENT          (BOTH      TOTAL FROM
                                      BEGINNING         INCOME   REALIZED AND      INVESTMENT
                                      OF PERIOD         (LOSS)    UNREALIZED)      OPERATIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                $      12.14          (0.16)@         4.83            4.67
Year Ended 12/31/02                $      15.72          (0.18)         (3.40)          (3.58)
11/1/01 Through 12/31/01^          $      14.21          (0.03)          1.54            1.51
Year Ended 10/31/01                $      24.54          (0.24)         (6.71)          (6.95)
Year Ended 10/31/00                $      15.98          (0.22)@         8.78            8.56
Year Ended 10/31/99                $      12.79          (0.15)          3.34            3.19

MID CAP GROWTH FUND

Year Ended 12/31/03                $       3.57          (0.04)@         1.38            1.34
Year Ended 12/31/02                $       5.06          (0.05)@        (1.44)          (1.49)
10/1/01 Through 12/31/01^^         $       4.27          (0.01)          0.80            0.79
Year Ended 9/30/01                 $      12.51          (0.02)@        (8.06)          (8.08)
10/29/99* Through 9/30/00          $      10.00          (0.09)          2.60            2.51

MID CAP VALUE FUND

Year Ended 12/31/03                $      14.44           0.09@          4.25            4.34
Year Ended 12/31/02                $      14.10           0.07@          0.31            0.38
10/1/01 Through 12/31/01^^         $      13.43           0.02@          1.48            1.50
4/30/01** Through 9/30/01          $      14.24           0.04@         (0.85)          (0.81)

                                         PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------
                                               LESS DISTRIBUTIONS:
                                   ------------------------------------------
                                      DIVIDENDS
                                       FROM NET  DISTRIBUTIONS
                                     INVESTMENT   FROM CAPITAL          TOTAL
                                         INCOME          GAINS  DISTRIBUTIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                          --             --             --
Year Ended 12/31/02                          --             --             --
11/1/01 Through 12/31/01^                    --             --             --
Year Ended 10/31/01                          --           3.38           3.38
Year Ended 10/31/00                          --             --             --
Year Ended 10/31/99                          --             --             --

MID CAP GROWTH FUND

Year Ended 12/31/03                          --             --             --
Year Ended 12/31/02                          --             --             --
10/1/01 Through 12/31/01^^                   --             --             --
Year Ended 9/30/01                           --           0.16           0.16
10/29/99* Through 9/30/00                    --             --             --

MID CAP VALUE FUND

Year Ended 12/31/03                        0.05           0.11           0.16
Year Ended 12/31/02                        0.03           0.01           0.04
10/1/01 Through 12/31/01^^                 0.08           0.75           0.83
4/30/01** Through 9/30/01                    --             --             --



  *  Commencement of operations.
 **  Commencement of offering of class of shares.
  ^  The Fund changed its fiscal year end from October 31 to December 31.
 ^^  The Fund changed its fiscal year end from September 30 to December 31.
  @  Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any front-end sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                 PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------
                                      NET ASSET
                                     VALUE, END           TOTAL
                                      OF PERIOD   RETURN (1)(a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                $      16.81           38.47%
Year Ended 12/31/02                $      12.14          (22.77%)
11/1/01 Through 12/31/01^          $      15.72           10.63%
Year Ended 10/31/01                $      14.21          (30.60%)
Year Ended 10/31/00                $      24.54           53.57%
Year Ended 10/31/99                $      15.98           24.94%

MID CAP GROWTH FUND

Year Ended 12/31/03                $       4.91           37.53%
Year Ended 12/31/02                $       3.57          (29.45%)
10/1/01 Through 12/31/01^^         $       5.06           18.50%
Year Ended 9/30/01                 $       4.27          (65.10%)
10/29/99* Through 9/30/00          $      12.51           25.12%

MID CAP VALUE FUND

Year Ended 12/31/03                $      18.62           30.07%
Year Ended 12/31/02                $      14.44            2.68%
10/1/01 Through 12/31/01^^         $      14.10           11.20%
4/30/01** Through 9/30/01          $      13.43           (5.69%)

                                                                  RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------------------------------------
                                                                        RATIOS TO AVERAGE NET ASSETS: #
                                                  ----------------------------------------------------------------------------
                                                                                                                NET INVESTMENT
                                    NET ASSETS,                           NET                 EXPENSES           INCOME (LOSS)
                                         END OF                    INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,
                                         PERIOD            NET         INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                     (MILLIONS)       EXPENSES         (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                $         89           1.50%         (1.19%)                   1.86%                  (1.54%)
Year Ended 12/31/02                $         82           1.50%         (1.20%)                   1.82%                  (1.52%)
11/1/01 Through 12/31/01^          $        125           1.50%         (1.21%)                   1.63%                  (1.34%)
Year Ended 10/31/01                $        120           1.50%         (1.13%)                   1.64%                  (1.27%)
Year Ended 10/31/00                $        154           1.50%         (0.99%)                   1.76%                  (1.25%)
Year Ended 10/31/99                $         78           1.49%         (0.95%)                   1.89%                  (1.35%)

MID CAP GROWTH FUND

Year Ended 12/31/03                $         58           1.35%         (1.05%)                   1.77%                  (1.47%)
Year Ended 12/31/02                $         53           1.35%         (1.15%)                   1.62%                  (1.42%)
10/1/01 Through 12/31/01^^         $        101           1.35%         (0.84%)                   1.35%                  (0.84%)
Year Ended 9/30/01                 $         94           1.30%         (0.54%)                   1.30%                  (0.54%)
10/29/99* Through 9/30/00          $         33           1.16%         (0.68%)                   1.20%                  (0.72%)

MID CAP VALUE FUND

Year Ended 12/31/03                $        275           1.25%          0.51%                    1.65%                   0.11%
Year Ended 12/31/02                $         26           1.25%          0.50%                    1.70%                   0.05%
10/1/01 Through 12/31/01^^         $          5           1.25%          0.47%                    3.72%!!                (2.00%)
4/30/01** Through 9/30/01          $          2           1.30%          0.71%                   15.30%!!               (13.29%)!!

                               RATIOS/SUPPLEMENTAL DATA:
                               -------------------------
                                      PORTFOLIO
                                       TURNOVER
                                       RATE (a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                          55%
Year Ended 12/31/02                          52%
11/1/01 Through 12/31/01^                     8%
Year Ended 10/31/01                          57%
Year Ended 10/31/00                          87%
Year Ended 10/31/99                          92%

MID CAP GROWTH FUND

Year Ended 12/31/03                          69%
Year Ended 12/31/02                          39%
10/1/01 Through 12/31/01^^                  135%
Year Ended 9/30/01                          159%
10/29/99* Through 9/30/00                   147%

MID CAP VALUE FUND

Year Ended 12/31/03                          32%
Year Ended 12/31/02                          51%
10/1/01 Through 12/31/01^^                   15%
4/30/01** Through 9/30/01                    98%

CLASS A SHARES


                                                PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------
                                                       INCOME FROM INVESTMENT OPERATIONS:
                                                  -------------------------------------------
                                                                    NET GAINS
                                                                 OR LOSSES ON
                                      NET ASSET            NET     SECURITIES
                                         VALUE,     INVESTMENT          (BOTH      TOTAL FROM
                                      BEGINNING         INCOME   REALIZED AND      INVESTMENT
                                      OF PERIOD         (LOSS)    UNREALIZED)      OPERATIONS
DISCIPLINED EQUITY FUND

Year Ended 12/31/03                $      10.54           0.05           2.99            3.04
Year Ended 12/31/02                $      14.17           0.07@         (3.62)          (3.55)
9/28/01** Through 12/31/01         $      12.85           0.01@          1.39            1.40

DIVERSIFIED FUND

3/24/03** Through 12/31/03         $      10.77           0.09@          2.06            2.15

EQUITY GROWTH FUND

Year Ended 12/31/03                $      22.87          (0.04)@         4.73            4.69
Year Ended 12/31/02                $      31.87          (0.06)@        (8.94)          (9.00)
Year Ended 12/31/01                $      43.12          (0.18)@        (8.03)          (8.21)
Year Ended 12/31/00                $      67.85          (0.42)@       (16.14)         (16.56)
Year Ended 12/31/99                $      52.30          (0.29)@        16.75           16.46

EQUITY INCOME FUND

Year Ended 12/31/03                $      23.25           0.60@          4.75            5.35
Year Ended 12/31/02                $      30.57           0.25@         (6.71)          (6.46)
Year Ended 12/31/01                $      35.35           0.10@         (4.62)          (4.52)
Year Ended 12/31/00                $      49.83           0.17@         (2.66)          (2.49)
Year Ended 12/31/99                $      46.23           0.20@          5.63            5.83

U.S. EQUITY FUND~

Year Ended 12/31/03                $       7.61           0.04@          2.41            2.45
Year Ended 12/31/02                $      10.45           0.03          (2.84)          (2.81)
6/1/01 Through 12/31/01^           $      11.16           0.02@         (0.69)          (0.67)
9/15/00** Through 5/31/01          $      12.86           0.03          (1.72)          (1.69)

                                               PER SHARE OPERATING PERFORMANCE:
                                   ---------------------------------------------------------
                                                     LESS DISTRIBUTIONS:
                                   ---------------------------------------------------------

                                      DIVIDENDS
                                       FROM NET  DISTRIBUTIONS
                                     INVESTMENT   FROM CAPITAL      RETURN OF          TOTAL
                                         INCOME          GAINS        CAPITAL  DISTRIBUTIONS
DISCIPLINED EQUITY FUND

Year Ended 12/31/03                        0.08             --             --+          0.08
Year Ended 12/31/02                        0.08             --             --           0.08
9/28/01** Through 12/31/01                 0.08             --             --           0.08

DIVERSIFIED FUND

3/24/03** Through 12/31/03                 0.13             --             --           0.13

EQUITY GROWTH FUND

Year Ended 12/31/03                          --             --             --             --
Year Ended 12/31/02                          --             --             --             --
Year Ended 12/31/01                          --           3.04             --           3.04
Year Ended 12/31/00                          --           8.17             --           8.17
Year Ended 12/31/99                          --           0.91             --           0.91

EQUITY INCOME FUND

Year Ended 12/31/03                        0.58             --           0.03           0.61
Year Ended 12/31/02                        0.29           0.57             --           0.86
Year Ended 12/31/01                        0.09           0.17             --           0.26
Year Ended 12/31/00                        0.18          11.81             --          11.99
Year Ended 12/31/99                        0.23           2.00             --           2.23

U.S. EQUITYFUND~

Year Ended 12/31/03                        0.05             --             --           0.05
Year Ended 12/31/02                        0.03             --             --           0.03
6/1/01 Through 12/31/01^                   0.02           0.02             --           0.04
9/15/00** Through 5/31/01                  0.01             --             --           0.01



 **  Commencement of offering of class of shares.
  ~ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
  ^ The Fund changed its fiscal year end from May 31 to December 31. @ Calculated based upon average shares outstanding.
  +  Amount rounds to less than $.005.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.

                                 PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------
                                      NET ASSET
                                     VALUE, END          TOTAL
                                      OF PERIOD    RETURN (a)(1)
DISCIPLINED EQUITY FUND

Year Ended 12/31/03                $      13.50          28.96%
Year Ended 12/31/02                $      10.54         (25.07%)
9/28/01** Through 12/31/01         $      14.17          10.93%

DIVERSIFIED FUND

3/24/03** Through 12/31/03         $      12.79          20.00%

EQUITY GROWTH FUND

Year Ended 12/31/03                $      27.56          20.51%
Year Ended 12/31/02                $      22.87         (28.24%)
Year Ended 12/31/01                $      31.87         (19.06%)
Year Ended 12/31/00                $      43.12         (23.85%)
Year Ended 12/31/99                $      67.85          31.54%

EQUITY INCOME FUND

Year Ended 12/31/03                $      27.99          23.38%
Year Ended 12/31/02                $      23.25         (21.34%)
Year Ended 12/31/01                $      30.57         (12.76%)
Year Ended 12/31/00                $      35.35          (4.09%)
Year Ended 12/31/99                $      49.83          12.70%

U.S. EQUITY FUND~

Year Ended 12/31/03                $      10.01          32.32%
Year Ended 12/31/02                $       7.61         (26.89%)
6/1/01 Through 12/31/01^           $      10.45          (5.96%)
9/15/00** Through 5/31/01          $      11.16         (13.10%)

                                                                    RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------------------------------------------------------------------
                                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                     --------------------------------------------------------------------------
                                                                                                                 NET INVESTMENT
                                    NET ASSETS,                            NET                 EXPENSES           INCOME (LOSS)
                                         END OF                     INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,
                                         PERIOD            NET          INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                     (MILLIONS)       EXPENSES          (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
DISCIPLINED EQUITY FUND

Year Ended 12/31/03                $          2           0.95%           0.74%                    2.31%                  (0.62%)
Year Ended 12/31/02                $          2           0.95%           0.60%                    2.23%                  (0.68%)
9/28/01** Through 12/31/01         $          2           0.95%           0.42%                   11.02%!!                (9.65%)!!

DIVERSIFIED FUND

3/24/03** Through 12/31/03         $         46           1.25%           1.04%                    1.70%                   0.59%

EQUITY GROWTH FUND

Year Ended 12/31/03                $         20           1.25%          (0.18%)                   2.09%                  (1.02%)
Year Ended 12/31/02                $         18           1.25%          (0.20%)                   2.26%                  (1.21%)
Year Ended 12/31/01                $         32           1.24%          (0.50%)                   1.58%                  (0.84%)
Year Ended 12/31/00                $         24           1.24%          (0.65%)                   1.64%                  (1.05%)
Year Ended 12/31/99                $         15           1.24%          (0.48%)                   2.34%                  (1.58%)

EQUITY INCOME FUND

Year Ended 12/31/03                $         15           1.25%           2.46%                    1.94%                   1.77%
Year Ended 12/31/02                $         15           1.25%           0.95%                    1.91%                   0.29%
Year Ended 12/31/01                $         28           1.25%           0.30%                    1.55%                   0.00%
Year Ended 12/31/00                $          5           1.25%           0.34%                    1.94%                  (0.35)
Year Ended 12/31/99                $          4           1.24%           0.42%                    3.33%!!                (1.67%)

U.S. EQUITY FUND~

Year Ended 12/31/03                $         50           1.05%           0.50%                    1.54%                   0.01%
Year Ended 12/31/02                $         29           1.05%           0.30%                    1.44%                  (0.09%)
6/1/01 Through 12/31/01^           $         54           1.05%           0.30%                    1.44%                  (0.09%)
9/15/00** Through 5/31/01          $          3           1.05%           0.22%                    7.05%!!                (5.78%)!!

                                  RATIOS/SUPPLEMENTAL DATA:
                                  -------------------------
                                        PORTFOLIO
                                         TURNOVER
                                         RATE (a)
DISCIPLINED EQUITY FUND

Year Ended 12/31/03                            77%
Year Ended 12/31/02                            74%
9/28/01** Through 12/31/01                     33%

DIVERSIFIED FUND

3/24/03** Through 12/31/03                    210%

EQUITY GROWTH FUND

Year Ended 12/31/03                            81%
Year Ended 12/31/02                            50%
Year Ended 12/31/01                            98%
Year Ended 12/31/00                            58%(g)
Year Ended 12/31/99                            15%(g)

EQUITY INCOME FUND

Year Ended 12/31/03                            17%
Year Ended 12/31/02                           167%
Year Ended 12/31/01                             4%
Year Ended 12/31/00                            15%
Year Ended 12/31/99                            16%

U.S. EQUITY FUND~

Year Ended 12/31/03                           101%
Year Ended 12/31/02                            83%
6/1/01 Through 12/31/01^                       48%
9/15/00** Through 5/31/01                      81%(u)



 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g) Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.
(u) Prior to September 10, 2001, the invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

CLASS A SHARES



                                                PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------
                                                      INCOME FROM INVESTMENT OPERATIONS:
                                                  -------------------------------------------
                                                                    NET GAINS
                                                                 OR LOSSES ON
                                      NET ASSET            NET     SECURITIES
                                         VALUE,     INVESTMENT          (BOTH      TOTAL FROM
                                      BEGINNING         INCOME   REALIZED AND      INVESTMENT
                                      OF PERIOD         (LOSS)    UNREALIZED)      OPERATIONS
SMALL CAP EQUITY FUND

Year Ended 12/31/03                $      17.68          (0.15)@         6.58            6.43
Year Ended 12/31/02                $      21.53          (0.15)@        (3.57)          (3.72)
11/1/01 Through 12/31/01^          $      19.64          (0.03)@         1.92            1.89
Year Ended 10/31/01                $      27.89          (0.10)         (4.26)          (4.36)
Year Ended 10/31/00                $      22.77          (0.20)@         7.97            7.77
Year Ended 10/31/99                $      20.40          (0.13)@         2.67            2.54

SMALL CAP GROWTH FUND

Year Ended 12/31/03                $       5.50          (0.09)@         2.26            2.17
Year Ended 12/31/02                $       9.25          (0.09)@        (3.66)          (3.75)
10/1/01 Through 12/31/01^^         $       6.80          (0.01)          2.46            2.45
4/30/01** Through 9/30/01          $       9.20          (0.05)@        (2.35)          (2.40)

VALUE OPPORTUNITIES FUND

Year Ended 12/31/03                $      15.48            .10           4.86            4.96
Year Ended 12/31/02                $      20.86            .06          (2.63)          (2.57)
Year Ended 12/31/01                $      28.05            .02          (4.28)          (4.26)
Year Ended 12/31/00                $      28.83            .04            .10             .14
Year Ended 12/31/99                $      30.86            .08          (1.36)           1.28

                                         PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------
                                               LESS DISTRIBUTIONS:
                                   ------------------------------------------
                                      DIVIDENDS
                                       FROM NET  DISTRIBUTIONS
                                     INVESTMENT   FROM CAPITAL          TOTAL
                                         INCOME          GAINS  DISTRIBUTIONS
SMALL CAP EQUITY FUND

Year Ended 12/31/03                $         --             --             --
Year Ended 12/31/02                $         --           0.13           0.13
11/1/01 Through 12/31/01^          $         --             --             --
Year Ended 10/31/01                $         --           3.89           3.89
Year Ended 10/31/00                $         --           2.65           2.65
Year Ended 10/31/99                $         --           0.17           0.17

SMALL CAP GROWTH FUND

Year Ended 12/31/03                $         --             --             --
Year Ended 12/31/02                $         --             --             --
10/1/01 Through 12/31/01^^         $         --             --             --
4/30/01** Through 9/30/01          $         --             --             --

VALUE OPPORTUNITIES FUND

Year Ended 12/31/03                $       (.10)         (3.72)         (3.82)
Year Ended 12/31/02                $       (.06)         (2.75)         (2.81)
Year Ended 12/31/01                $       (.02)         (2.91)         (2.93)
Year Ended 12/31/00                $       (.05)          (.87)          (.92)
Year Ended 12/31/99                $       (.08)          (.67)          (.75)



 **  Commencement of offering of class of shares.
  ^  The Fund changed its fiscal year end from October 31 to December 31.
 ^^  The Fund changed its fiscal year end from September 30 to December 31.
  @  Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any front-end sales load.
(a)  Not annualized for periods less than one year.
  +  Amount rounds to less than one million.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                  PER SHARE OPERATING PERFORMANCE:
                                  --------------------------------
                                       NET ASSET
                                      VALUE, END           TOTAL
                                       OF PERIOD   RETURN (1)(a)
SMALL CAP EQUITY FUND

Year Ended 12/31/03                 $      24.11           36.37%
Year Ended 12/31/02                 $      17.68          (17.30%)
11/1/01 Through 12/31/01^           $      21.53            9.62%
Year Ended 10/31/01                 $      19.64          (16.62%)
Year Ended 10/31/00                 $      27.89           37.10%
Year Ended 10/31/99                 $      22.77           12.49%

SMALL CAP GROWTH FUND

Year Ended 12/31/03                 $       7.67           39.45%
Year Ended 12/31/02                 $       5.50          (40.54%)
10/1/01 Through 12/31/01^^          $       9.25          (36.03%)
4/30/01** Through 9/30/01           $       6.80          (26.09%)

VALUE OPPORTUNITIES FUND

Year Ended 12/31/03                 $      16.62           32.63%
Year Ended 12/31/02                 $      15.48          (12.54%)
Year Ended 12/31/01                 $      20.86          (15.31%)
Year Ended 12/31/00                 $      28.05             .65%
Year Ended 12/31/99                 $      28.83           (4.15%)

                                                                           RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------------------------------------------------------------------
                                                                            RATIOS TO AVERAGE NET ASSETS: #
                                                  -----------------------------------------------------------------------------
                                                                                                                 NET INVESTMENT
                                    NET ASSETS,                            NET                 EXPENSES           INCOME (LOSS)
                                         END OF                     INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,
                                         PERIOD          NET            INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                     (MILLIONS)      EXPENSES           (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND

Year Ended 12/31/03                $         88           1.38%          (0.75%)                   1.65%                  (1.02%)
Year Ended 12/31/02                $         77           1.38%          (0.74%)                   1.40%                  (0.76%)
11/1/01 Through 12/31/01^          $         71           1.38%          (0.81%)                   1.38%                  (0.81%)
Year Ended 10/31/01                $         67           1.39%          (0.80%)                   1.40%                  (0.81%)
Year Ended 10/31/00                $         93           1.44%          (0.77%)                   1.44%                  (0.77%)
Year Ended 10/31/99                $         98           1.40%          (0.59%)                   1.40%                  (0.59%)

SMALL CAP GROWTH FUND

Year Ended 12/31/03                $          1           1.60%          (1.30%)                  15.48%!!               (15.18%)!!
Year Ended 12/31/02                $          1           1.60%          (1.39%)                  21.25%!!               (21.04%)!!
10/1/01 Through 12/31/01^^         $         --+          1.54%          (1.27%)                  12.17%!!               (11.90%)!!
4/30/01** Through 9/30/01          $         --+          1.60%          (1.37%)                  11.04%!!               (10.81%)!!

VALUE OPPORTUNITIES FUND

Year Ended 12/31/03                $     39,014           1.41%            .64%                    1.65%                    .40%
Year Ended 12/31/02                $     31,796           1.46%            .42%                     N/A                     N/A
Year Ended 12/31/01                $     51,253           1.39%            .09%                     N/A                     N/A
Year Ended 12/31/00                $     62,075           1.25%            .21%                     N/A                     N/A
Year Ended 12/31/99                $     69,741           1.18%            .30%                     N/A                     N/A

                                   RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------
                                           PORTFOLIO
                                            TURNOVER
                                            RATE (a)
------------------------------------------------------------
SMALL CAP EQUITY FUND

Year Ended 12/31/03                               38%
Year Ended 12/31/02                               51%
11/1/01 Through 12/31/01^                          6%
Year Ended 10/31/01                               47%
Year Ended 10/31/00                               75%
Year Ended 10/31/99                               92%

SMALL CAP GROWTH FUND

Year Ended 12/31/03                              143%
Year Ended 12/31/02                               76%
10/1/01 Through 12/31/01^^                        25%
4/30/01** Through 9/30/01                         71%

VALUE OPPORTUNITIES FUND

Year Ended 12/31/03                            60.83%
Year Ended 12/31/02                            51.20%
Year Ended 12/31/01                            14.42%
Year Ended 12/31/00                            11.73%
Year Ended 12/31/99                             8.07%

CLASS B SHARES



                                                PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------
                                                      INCOME FROM INVESTMENT OPERATIONS:
                                                  -------------------------------------------
                                                                    NET GAINS
                                                                 OR LOSSES ON
                                      NET ASSET            NET     SECURITIES
                                         VALUE,     INVESTMENT          (BOTH      TOTAL FROM
                                      BEGINNING         INCOME   REALIZED AND      INVESTMENT
                                      OF PERIOD         (LOSS)    UNREALIZED)      OPERATIONS
CAPITAL GROWTH FUND

Year Ended 12/31/03                $      27.13          (0.48)@        10.02            9.54
Year Ended 12/31/02                $      38.24          (0.65)@       (10.20)         (10.85)
11/1/01 Through 12/31/01^          $      33.75          (0.06)          4.55            4.49
Year Ended 10/31/01                $      46.20          (0.38)@        (6.59)          (6.97)
Year Ended 10/31/00                $      41.67          (0.35)@         9.79            9.44
Year Ended 10/31/99                $      40.38          (0.40)@         5.61            5.21

GROWTH AND INCOME FUND

Year Ended 12/31/03                $      22.91           0.08@          5.78            5.86
Year Ended 12/31/02                $      28.32           0.08@         (5.21)          (5.13)
11/1/01 Through 12/31/01^          $      26.48           0.01           1.83            1.84
Year Ended 10/31/01                $      40.09           0.02          (7.89)          (7.87)
Year Ended 10/31/00                $      43.25          (0.11)@         3.26            3.15
Year Ended 10/31/99                $      42.92          (0.04)@         5.04            5.00

                                         PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------
                                                LESS DISTRIBUTIONS:
                                   ------------------------------------------
                                      DIVIDENDS
                                       FROM NET  DISTRIBUTIONS
                                     INVESTMENT   FROM CAPITAL          TOTAL
                                         INCOME          GAINS  DISTRIBUTIONS
CAPITAL GROWTH FUND

Year Ended 12/31/03                          --           1.40           1.40
Year Ended 12/31/02                          --           0.26           0.26
11/1/01 Through 12/31/01^                    --             --             --
Year Ended 10/31/01                          --           5.48           5.48
Year Ended 10/31/00                          --           4.91           4.91
Year Ended 10/31/99                          --           3.92           3.92

GROWTH AND INCOME FUND

Year Ended 12/31/03                        0.10             --           0.10
Year Ended 12/31/02                        0.07           0.21           0.28
11/1/01 Through 12/31/01^                    --             --             --
Year Ended 10/31/01                        0.04           5.70           5.74
Year Ended 10/31/00                          --           6.31           6.31
Year Ended 10/31/99                          --           4.67           4.67



  ^  The Fund changed its fiscal year end from October 31 to December 31.
(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized.
  @  Calculated based upon average shares outstanding.
  #  Short periods have been annualized.
(b) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.
  ~ The percentages reflect the portfolio turnover of the Growth and Income Portfolio, in which the Fund invested all of its investable assets.

                                 PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------
                                      NET ASSET
                                     VALUE, END          TOTAL
                                      OF PERIOD     RETURN (1)
CAPITAL GROWTH FUND

Year Ended 12/31/03                $      35.27          35.37%
Year Ended 12/31/02                $      27.13         (28.39%)
11/1/01 Through 12/31/01^          $      38.24          13.30%(a)
Year Ended 10/31/01                $      33.75         (16.30%)
Year Ended 10/31/00                $      46.20          25.21%
Year Ended 10/31/99                $      41.67          13.71%

GROWTH AND INCOME FUND

Year Ended 12/31/03                $      28.67          25.66%
Year Ended 12/31/02                $      22.91         (18.21%)
11/1/01 Through 12/31/01^          $      28.32           6.95%(a)
Year Ended 10/31/01                $      26.48         (21.90%)
Year Ended 10/31/00                $      40.09           8.32%
Year Ended 10/31/99                $      43.25          12.29%

                                                                   RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------------------------------------------------------------------
                                                                          RATIOS TO AVERAGE NET ASSETS: #
                                                  -----------------------------------------------------------------------------
                                                                                                                 NET INVESTMENT
                                                                                               EXPENSES           INCOME (LOSS)
                                    NET ASSETS,                            NET                  WITHOUT                 WITHOUT
                                         END OF                     INVESTMENT                 WAIVERS,                WAIVERS,
                                         PERIOD            NET          INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                     (MILLIONS)       EXPENSES          (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
CAPITAL GROWTH FUND

Year Ended 12/31/03                $         61           1.85%          (1.55%)                   1.96%                  (1.66%)
Year Ended 12/31/02                $         59           1.85%          (1.64%)                   1.89%                  (1.68%)
11/1/01 Through 12/31/01^          $        170           1.85%          (0.93%)                   1.85%                  (0.93%)
Year Ended 10/31/01                $        164           1.85%          (0.97%)                   1.87%                  (0.99%)
Year Ended 10/31/00                $        318           1.85%          (0.82%)                   1.85%                  (0.82%)
Year Ended 10/31/99                $        338           1.80%          (0.98%)                   1.80%                  (0.98%)

GROWTH AND INCOME FUND

Year Ended 12/31/03                $         76           1.80%           0.32%                    2.00%                   0.12%
Year Ended 12/31/02                $         85           1.80%           0.30%                    1.95%                   0.15%
11/1/01 Through 12/31/01^          $        180           1.80%           0.12%                    1.80%                   0.12%
Year Ended 10/31/01                $        185           1.80%           0.10%                    1.82%                   0.08%
Year Ended 10/31/00                $        409           1.80%          (0.27%)                   1.80%                  (0.27%)
Year Ended 10/31/99                $        528           1.76%          (0.09%)                   1.76%                  (0.09%)

                                RATIOS/SUPPLEMENTAL DATA:
                                --------------------------
                                        PORTFOLIO
                                         TURNOVER
                                             RATE
CAPITAL GROWTH FUND

Year Ended 12/31/03                            68%
Year Ended 12/31/02                            93%(b)
11/1/01 Through 12/31/01^                       2%(a)(b)
Year Ended 10/31/01                            43%(b)
Year Ended 10/31/00                            66%(b)
Year Ended 10/31/99                            86%(b)

GROWTH AND INCOME FUND

Year Ended 12/31/03                            37%
Year Ended 12/31/02                            70%
11/1/01 Through 12/31/01^                       0%(a)
Year Ended 10/31/01                            12%
Year Ended 10/31/00                            30%
Year Ended 10/31/99                           125%

CLASS B SHARES


                                               PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------
                                                       INCOME FROM INVESTMENT OPERATIONS:
                                                  -------------------------------------------
                                                                    NET GAINS
                                                                 OR LOSSES ON
                                      NET ASSET            NET     SECURITIES
                                         VALUE,     INVESTMENT          (BOTH      TOTAL FROM
                                      BEGINNING         INCOME   REALIZED AND      INVESTMENT
                                      OF PERIOD         (LOSS)    UNREALIZED)      OPERATIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                $      11.63          (0.24)@         4.62            4.38
Year Ended 12/31/02                $      15.16          (0.27)         (3.26)          (3.53)
11/1/01 Through 12/31/01^          $      13.72          (0.04)          1.48            1.44
Year Ended 10/31/01                $      23.96          (0.23)         (6.63)          (6.86)
Year Ended 10/31/00                $      15.71          (0.40)@         8.65            8.25
Year Ended 10/31/99                $      12.67          (0.27)          3.31            3.04

MID CAP GROWTH FUND

Year Ended 12/31/03                $       3.49          (0.07)@         1.35            1.28
Year Ended 12/31/02                $       4.99          (0.08)@        (1.42)          (1.50)
10/1/01 Through 12/31/01^^         $       4.22          (0.02)          0.79            0.77
Year Ended 9/30/01                 $      12.43          (0.07)@        (7.98)          (8.05)
10/29/99* Through 9/30/00          $      10.00          (0.17)          2.60            2.43

MID CAP VALUE FUND

Year Ended 12/31/03                $      14.32          (0.03)@         4.19            4.16
Year Ended 12/31/02                $      14.06          (0.04)@         0.31            0.27
10/1/01 Through 12/31/01^^         $      13.40          (0.01)@         1.47            1.46
4/30/01** Through 9/30/01          $      14.24             --@         (0.84)          (0.84)

                                         PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------
                                               LESS DISTRIBUTIONS:
                                   ------------------------------------------
                                      DIVIDENDS
                                       FROM NET  DISTRIBUTIONS
                                     INVESTMENT   FROM CAPITAL          TOTAL
                                         INCOME          GAINS  DISTRIBUTIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                          --             --             --
Year Ended 12/31/02                          --             --             --
11/1/01 Through 12/31/01^                    --             --             --
Year Ended 10/31/01                          --           3.38           3.38
Year Ended 10/31/00                          --             --             --
Year Ended 10/31/99                          --             --             --

MID CAP GROWTH FUND

Year Ended 12/31/03                          --             --             --
Year Ended 12/31/02                          --             --             --
10/1/01 Through 12/31/01^^                   --             --             --
Year Ended 9/30/01                           --           0.16           0.16
10/29/99* Through 9/30/00                    --             --             --

MID CAP VALUE FUND

Year Ended 12/31/03                          --           0.11           0.11
Year Ended 12/31/02                          --           0.01           0.01
10/1/01 Through 12/31/01^^                 0.05           0.75           0.80
4/30/01** Through 9/30/01                    --             --             --



*    Commencement of operations.
**   Commencement of offering of class of shares.
^    The Fund changed its fiscal year end from October 31 to December 31.
^^   The Fund changed its fiscal year end from September 30 to December 31.
@    Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized for periods less than one year.
#    Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                      NET ASSET
                                     VALUE, END          TOTAL
                                      OF PERIOD  RETURN (1)(a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                $      16.01          37.66%
Year Ended 12/31/02                $      11.63         (23.28%)
11/1/01 Through 12/31/01^          $      15.16          10.50%
Year Ended 10/31/01                $      13.72         (31.02%)
Year Ended 10/31/00                $      23.96          52.51%
Year Ended 10/31/99                $      15.71          23.99%

MID CAP GROWTH FUND

Year Ended 12/31/03                $       4.77          36.68%
Year Ended 12/31/02                $       3.49         (30.06%)
10/1/01 Through 12/31/01^^         $       4.99          18.25%
Year Ended 9/30/01                 $       4.22         (65.30%)
10/29/99* Through 9/30/00          $      12.43          24.31%

MID CAP VALUE FUND

Year Ended 12/31/03                $      18.37          29.06%
Year Ended 12/31/02                $      14.32           1.94%
10/1/01 Through 12/31/01^^         $      14.06          10.94%
4/30/01** Through 9/30/01          $      13.40          (5.90%)

                                                                   PER SHARE OPERATING PERFORMANCE:
                                   --------------------------------------------------------------------------------------------
                                                                        RATIOS TO AVERAGE NET ASSETS: #
                                                  -----------------------------------------------------------------------------
                                                                                                                 NET INVESTMENT
                                    NET ASSETS,                            NET                 EXPENSES           INCOME (LOSS)
                                         END OF                     INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,
                                         PERIOD            NET          INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                      (MILLIONS)      EXPENSES          (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                $         63           2.12%          (1.81%)                   2.35%                  (2.05%)
Year Ended 12/31/02                $         48           2.12%          (1.82%)                   2.32%                  (2.02%)
11/1/01 Through 12/31/01^          $         72           2.12%          (1.83%)                   2.12%                  (1.83%)
Year Ended 10/31/01                $         67           2.13%          (1.75%)                   2.14%                  (1.76%)
Year Ended 10/31/00                $        110           2.20%          (1.69%)                   2.26%                  (1.75%)
Year Ended 10/31/99                $         66           2.23%          (1.69%)                   2.39%                  (1.85%)

MID CAP GROWTH FUND

Year Ended 12/31/03                $          3           2.05%          (1.75%)                   2.33%                  (2.03%)
Year Ended 12/31/02                $          3           2.05%          (1.85%)                   2.32%                  (2.12%)
10/1/01 Through 12/31/01^^         $          5           2.05%          (1.53%)                   2.05%                  (1.53%)
Year Ended 9/30/01                 $          6           2.00%          (1.22%)                   2.00%                  (1.22%)
10/29/99* Through 9/30/00          $         25           1.86%          (1.38%)                   1.91%                  (1.43%)

MID CAP VALUE FUND

Year Ended 12/31/03                $         68           1.95%          (0.21%)                   2.19%                  (0.45%)
Year Ended 12/31/02                $         14           2.00%          (0.27%)                   2.49%                  (0.76%)
10/1/01 Through 12/31/01^^         $          3           1.99%          (0.27%)                   4.47%!!                (2.75%)
4/30/01** Through 9/30/01          $          1           2.03%           0.01%                   16.00%!!               (13.96%)!!

                                RATIOS/SUPPLEMENTAL DATA:
                                -------------------------
                                       PORTFOLIO
                                        TURNOVER
                                        RATE (a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                           55%
Year Ended 12/31/02                           52%
11/1/01 Through 12/31/01^                      8%
Year Ended 10/31/01                           57%
Year Ended 10/31/00                           87%
Year Ended 10/31/99                           92%

MID CAP GROWTH FUND

Year Ended 12/31/03                           69%
Year Ended 12/31/02                           39%
10/1/01 Through 12/31/01^^                   135%
Year Ended 9/30/01                           159%
10/29/99* Through 9/30/00                    147%

MID CAP VALUE FUND

Year Ended 12/31/03                           32%
Year Ended 12/31/02                           51%
10/1/01 Through 12/31/01^^                    15%
4/30/01** Through 9/30/01                     98%

CLASS B SHARES



                                                 PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------
                                                       INCOME FROM INVESTMENT OPERATIONS:
                                                  -------------------------------------------
                                                                    NET GAINS
                                                                 OR LOSSES ON
                                      NET ASSET            NET     SECURITIES
                                         VALUE,     INVESTMENT          (BOTH      TOTAL FROM
                                      BEGINNING         INCOME   REALIZED AND      INVESTMENT
                                      OF PERIOD         (LOSS)    UNREALIZED)      OPERATIONS
SMALL CAP EQUITY FUND

Year Ended 12/31/03                $      16.50          (0.27)@         6.11            5.84
Year Ended 12/31/02                $      20.26          (0.29)@        (3.34)          (3.63)
11/1/01 Through 12/31/01^          $      18.50          (0.05)@         1.81            1.76
Year Ended 10/31/01                $      26.73          (0.09)         (4.25)          (4.34)
Year Ended 10/31/00                $      22.06          (0.37)@         7.69            7.32
Year Ended 10/31/99                $      19.91          (0.28)@         2.60            2.32

VALUE OPPORTUNITIES FUND

Year Ended 12/31/03                $      15.40          (.01)@          4.78            4.77
Year Ended 12/31/02                $      20.86          (.08)@         (2.63)          (2.71)

                                         PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------
                                               LESS DISTRIBUTIONS:
                                   ------------------------------------------
                                      DIVIDENDS
                                       FROM NET  DISTRIBUTIONS
                                     INVESTMENT   FROM CAPITAL          TOTAL
                                         INCOME          GAINS  DISTRIBUTIONS
SMALL CAP EQUITY FUND

Year Ended 12/31/03                          --             --             --
Year Ended 12/31/02                          --           0.13           0.13
11/1/01 Through 12/31/01^                    --             --             --
Year Ended 10/31/01                          --           3.89           3.89
Year Ended 10/31/00                          --           2.65           2.65
Year Ended 10/31/99                          --           0.17           0.17

VALUE OPPORTUNITIES FUND

Year Ended 12/31/03                          --          (3.72)         (3.72)
Year Ended 12/31/02                          --          (2.75)         (2.75)



  ^  The Fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                 PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------
                                      NET ASSET
                                     VALUE, END          TOTAL
                                      OF PERIOD   RETURN (1)(a)
SMALL CAP EQUITY FUND

Year Ended 12/31/03                $      22.34          35.39%
Year Ended 12/31/02                $      16.50         (17.94%)
11/1/01 Through 12/31/01^          $      20.26           9.51%
Year Ended 10/31/01                $      18.50         (17.37%)
Year Ended 10/31/00                $      26.73          36.17%
Year Ended 10/31/99                $      22.06          11.69%

VALUE OPPORTUNITIES FUND

Year Ended 12/31/03                $      16.45          31.56%
Year Ended 12/31/02                $      15.40         (13.21%)

                                                                    RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------------------------------------------------------------------
                                                                          RATIOS TO AVERAGE NET ASSETS: #
                                                  -----------------------------------------------------------------------------
                                                                                                                 NET INVESTMENT
                                    NET ASSETS,                            NET                 EXPENSES           INCOME (LOSS)
                                         END OF                     INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,
                                         PERIOD            NET          INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                     (MILLIONS)       EXPENSES          (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
SMALL CAP EQUITY FUND

Year Ended 12/31/03                $         22           2.12%          (1.49%)                   2.21%                  (1.58%)
Year Ended 12/31/02                $         23           2.12%          (1.50%)                   2.16%                  (1.54%)
11/1/01 Through 12/31/01^          $         42           2.12%          (1.55%)                   2.12%                  (1.55%)
Year Ended 10/31/01                $         39           2.13%          (1.54%)                   2.14%                  (1.55%)
Year Ended 10/31/00                $         57           2.17%          (1.50%)                   2.17%                  (1.50%)
Year Ended 10/31/99                $         57           2.12%          (1.31%)                   2.12%                  (1.31%)

VALUE OPPORTUNITIES FUND

Year Ended 12/31/03                $         98           2.14%           (.08%)                   2.38%                   (.32%)
Year Ended 12/31/02                $         14           2.45%           (.40%)                    N/A                     N/A

                                RATIOS/SUPPLEMENTAL DATA:
                                -------------------------
                                       PORTFOLIO
                                        TURNOVER
                                        RATE (a)
SMALL CAP EQUITY FUND

Year Ended 12/31/03                           38%
Year Ended 12/31/02                           51%
11/1/01 Through 12/31/01^                      6%
Year Ended 10/31/01                           47%
Year Ended 10/31/00                           75%
Year Ended 10/31/99                           92%

VALUE OPPORTUNITIES FUND

Year Ended 12/31/03                        60.83%
Year Ended 12/31/02                        51.20%

CLASS B SHARES



                                                    PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------
                                                      INCOME FROM INVESTMENT OPERATIONS:
                                                  -------------------------------------------
                                                                    NET GAINS
                                                                 OR LOSSES ON
                                      NET ASSET            NET     SECURITIES
                                         VALUE,     INVESTMENT          (BOTH      TOTAL FROM
                                      BEGINNING         INCOME   REALIZED AND      INVESTMENT
                                      OF PERIOD         (LOSS)    UNREALIZED)      OPERATIONS
DIVERSIFIED FUND
3/24/03** Through 12/31/03         $      10.77           0.03@           2.06            2.09


EQUITY GROWTH FUND
Year Ended 12/31/03                $      22.58          (0.22)@         4.64            4.42
Year Ended 12/31/02                $      31.68          (0.26)@        (8.84)          (9.10)
2/16/01** Through 12/31/01         $      41.84          (0.36)@        (6.76)          (7.12)


EQUITY INCOME FUND
Year Ended 12/31/03                $      23.21           0.48@          4.73            5.21
Year Ended 12/31/02                $      30.54           0.12@         (6.70)          (6.58)
2/16/01** Through 12/31/01         $      34.41          (0.06)@        (3.64)          (3.70)


U.S. EQUITY FUND
Year Ended 12/31/03                $       7.58          (0.02)@         2.39            2.37
Year Ended 12/31/02                $      10.43          (0.04)         (2.81)          (2.85)
9/10/01** Through 12/31/01         $       9.67          (0.01)@         0.79            0.78

                                                    PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------
                                                             LESS DISTRIBUTIONS:
                                   ----------------------------------------------------------
                                      DIVIDENDS
                                       FROM NET  DISTRIBUTIONS
                                     INVESTMENT   FROM CAPITAL      RETURN OF           TOTAL
                                         INCOME          GAINS        CAPITAL   DISTRIBUTIONS
DIVERSIFIED FUND
3/24/03** Through 12/31/03                 0.07             --             --            0.07


EQUITY GROWTH FUND
Year Ended 12/31/03                          --             --             --              --
Year Ended 12/31/02                          --             --             --              --
2/16/01** Through 12/31/01                   --           3.04             --            3.04


EQUITY INCOME FUND
Year Ended 12/31/03                        0.44             --           0.03            0.47
Year Ended 12/31/02                        0.18           0.57             --            0.75
2/16/01** Through 12/31/01                   --           0.17             --            0.17


U.S. EQUITY FUND
Year Ended 12/31/03                          --+             --             --             --+
Year Ended 12/31/02                          --             --             --              --
9/10/01** Through 12/31/01                   --           0.02             --            0.02



 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
  +  Amount is less than $.005.
(a)  Not annualized for periods less than one year.

                                  PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------
                                      NET ASSET
                                     VALUE, END          TOTAL
                                      OF PERIOD  RETURN (a)(1)
DIVERSIFIED FUND
3/24/03** Through 12/31/03         $      12.79          19.42%


EQUITY GROWTH FUND
Year Ended 12/31/03                $      27.00          19.57%
Year Ended 12/31/02                $      22.58         (28.72%)
2/16/01** Through 12/31/01         $      31.68         (17.07%)


EQUITY INCOME FUND
Year Ended 12/31/03                $      27.95          22.70%
Year Ended 12/31/02                $      23.21         (21.74%)
2/16/01** Through 12/31/01         $      30.54         (10.74%)


U.S. EQUITY FUND
Year Ended 12/31/03                $       9.95          31.29%
Year Ended 12/31/02                $       7.58         (27.31%)
9/10/01** Through 12/31/01         $      10.43           8.07%

                                          RATIOS/SUPPLEMENTAL DATA:
                                   ------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                                                  ---------------------------
                                    NET ASSETS,                           NET
                                         END OF                    INVESTMENT
                                         PERIOD            NET         INCOME
                                     (MILLIONS)       EXPENSES         (LOSS)
DIVERSIFIED FUND
3/24/03** Through 12/31/03         $         14           1.93%          0.35%


EQUITY GROWTH FUND
Year Ended 12/31/03                $          9           1.98%         (0.91%)
Year Ended 12/31/02                $          9           1.98%         (0.92%)
2/16/01** Through 12/31/01         $         15           1.99%         (1.24%)


EQUITY INCOME FUND
Year Ended 12/31/03                $          9           1.75%          1.95%
Year Ended 12/31/02                $          8           1.75%          0.45%
2/16/01** Through 12/31/01         $         14           1.75%         (0.20%)


U.S. EQUITY FUND
Year Ended 12/31/03                $         29           1.75%         (0.20%)
Year Ended 12/31/02                $         11           1.75%         (0.40%)
9/10/01** Through 12/31/01         $         19           1.75%         (0.40%)

                                                       RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS: #
                                   ----------------------------------------------
                                                                 NET INVESTMENT
                                               EXPENSES           INCOME (LOSS)
                                       WITHOUT WAIVERS,        WITHOUT WAIVERS,        PORTFOLIO
                                         REIMBURSEMENTS          REIMBURSEMENTS         TURNOVER
                                   AND EARNINGS CREDITS    AND EARNINGS CREDITS         RATE (A)
DIVERSIFIED FUND
3/24/03** Through 12/31/03                         2.20%                   0.08%             210%


EQUITY GROWTH FUND
Year Ended 12/31/03                                2.59%                  (1.52%)             81%
Year Ended 12/31/02                                2.75%                  (1.69%)             50%
2/16/01** Through 12/31/01                         2.10%                  (1.35%)             98%


EQUITY INCOME FUND
Year Ended 12/31/03                                2.43%                   1.27%              17%
Year Ended 12/31/02                                2.42%                  (0.22%)            167%
2/16/01** Through 12/31/01                         2.06%                  (0.51%)              4%


U.S. EQUITY FUND
Year Ended 12/31/03                                2.04%                  (0.49%)            101%
Year Ended 12/31/02                                1.93%                  (0.58%)             83%
9/10/01** Through 12/31/01                         1.85%                  (0.50%)             48%



(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.

CLASS C SHARES



                                                    PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------
                                                      INCOME FROM INVESTMENT OPERATIONS:
                                                  -------------------------------------------
                                                                    NET GAINS
                                                                 OR LOSSES ON
                                      NET ASSET            NET     SECURITIES
                                         VALUE,     INVESTMENT          (BOTH      TOTAL FROM
                                      BEGINNING         INCOME   REALIZED AND      INVESTMENT
                                      OF PERIOD          (LOSS)    UNREALIZED)     OPERATIONS
CAPITAL GROWTH FUND
Year Ended 12/31/03                $      26.83          (0.47)@         9.85            9.38
Year Ended 12/31/02                $      37.82          (0.53)@       (10.20)         (10.73)
11/1/01 Through 12/31/01^          $      33.38          (0.05)          4.49            4.44
Year Ended 10/31/01                $      45.76          (0.37)@        (6.53)          (6.90)
Year Ended 10/31/00                $      41.31          (0.35)@         9.71            9.36
Year Ended 10/31/99                $      40.03          (0.39)@         5.59            5.20


GROWTH AND INCOME FUND
Year Ended 12/31/03                $      22.19           0.08@          5.59            5.67
Year Ended 12/31/02                $      27.47           0.08@         (5.06)          (4.98)
11/1/01 Through 12/31/01^          $      25.68           0.01           1.78            1.79
Year Ended 10/31/01                $      39.10           0.05          (7.70)          (7.65)
Year Ended 10/31/00                $      42.34          (0.11)@         3.18            3.07
Year Ended 10/31/99                $      42.13          (0.03)@         4.94            4.91

                                        PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------
                                                LESS DISTRIBUTIONS:
                                   ------------------------------------------
                                      DIVIDENDS
                                       FROM NET  DISTRIBUTIONS
                                     INVESTMENT   FROM CAPITAL          TOTAL
                                         INCOME          GAINS  DISTRIBUTIONS
CAPITAL GROWTH FUND
Year Ended 12/31/03                          --           1.40           1.40
Year Ended 12/31/02                          --           0.26           0.26
11/1/01 Through 12/31/01^                    --             --             --
Year Ended 10/31/01                          --           5.48           5.48
Year Ended 10/31/00                          --           4.91           4.91
Year Ended 10/31/99                          --           3.92           3.92


GROWTH AND INCOME FUND
Year Ended 12/31/03                        0.12             --           0.12
Year Ended 12/31/02                        0.09           0.21           0.30
11/1/01 Through 12/31/01^                    --             --             --
Year Ended 10/31/01                        0.07           5.70           5.77
Year Ended 10/31/00                          --           6.31           6.31
Year Ended 10/31/99                        0.03           4.67           4.70


  ^  The Fund changed its fiscal year end from October 31 to December 31.

(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized.

  @  Calculated based upon average shares outstanding.

  #  Short periods have been annualized.
(b) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.
  ~ The percentages reflect the portfolio turnover of the Growth and Income Portfolio, in which the Fund invested all of its investable assets.

                                  PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------
                                      NET ASSET
                                     VALUE, END          TOTAL
                                      OF PERIOD      RETURN (1)
CAPITAL GROWTH FUND
Year Ended 12/31/03                $      34.81          35.17%
Year Ended 12/31/02                $      26.83         (28.39%)
11/1/01 Through 12/31/01^          $      37.82          13.30%(a)
Year Ended 10/31/01                $      33.38         (16.30%)
Year Ended 10/31/00                $      45.76          25.25%
Year Ended 10/31/99                $      41.31          13.81%


GROWTH AND INCOME FUND
Year Ended 12/31/03                $      27.74          25.64%
Year Ended 12/31/02                $      22.19         (18.21%)
11/1/01 Through 12/31/01^          $      27.47           6.97%(a)
Year Ended 10/31/01                $      25.68         (21.89%)
Year Ended 10/31/00                $      39.10           8.31%
Year Ended 10/31/99                $      42.34          12.29%

                                          RATIOS/SUPPLEMENTAL DATA:
                                   ------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                                                  ---------------------------
                                    NET ASSETS,                           NET
                                         END OF                    INVESTMENT
                                         PERIOD            NET         INCOME
                                     (MILLIONS)      EXPENSES         (LOSS)
CAPITAL GROWTH FUND
Year Ended 12/31/03                $          4           1.85%         (1.55%)
Year Ended 12/31/02                $          3           1.85%         (1.63%)
11/1/01 Through 12/31/01^          $          5           1.85%         (0.91%)
Year Ended 10/31/01                $          4           1.85%         (0.97%)
Year Ended 10/31/00                $          5           1.85%         (0.82%)
Year Ended 10/31/99                $          6           1.80%         (0.97%)


GROWTH AND INCOME FUND
Year Ended 12/31/03                $          6           1.80%          0.32%
Year Ended 12/31/02                $          5           1.80%          0.31%
11/1/01 Through 12/31/01^          $          7           1.80%          0.12%
Year Ended 10/31/01                $          7           1.80%          0.09%
Year Ended 10/31/00                $          9           1.80%         (0.27%)
Year Ended 10/31/99                $         10           1.76%         (0.07%)

                                                       RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS: #
                                   ----------------------------------------------
                                                                  NET INVESTMENT
                                                EXPENSES           INCOME (LOSS)
                                                 WITHOUT                 WITHOUT
                                                WAIVERS,                WAIVERS,        PORTFOLIO
                                          REIMBURSEMENTS          REIMBURSEMENTS         TURNOVER
                                   AND EARNINGS CREDITS    AND EARNINGS CREDITS           RATE ~
CAPITAL GROWTH FUND
Year Ended 12/31/03                                 1.96%                  (1.66%)             68%
Year Ended 12/31/02                                 1.88%                  (1.66%)             93%(b)
11/1/01 Through 12/31/01^                           1.85%                  (0.91%)              2%(a)(b)
Year Ended 10/31/01                                 1.87%                  (0.99%)             43%(b)
Year Ended 10/31/00                                 1.85%                  (0.82%)             66%(b)
Year Ended 10/31/99                                 1.80%                  (0.97%)             86%(b)


GROWTH AND INCOME FUND
Year Ended 12/31/03                                 2.00%                   0.12%              37%
Year Ended 12/31/02                                 1.94%                   0.17%              70%~
11/1/01 Through 12/31/01^                           1.80%                   0.12%               0%(a)~
Year Ended 10/31/01                                 1.82%                   0.07%              12%~
Year Ended 10/31/00                                 1.80%                  (0.27%)             30%~
Year Ended 10/31/99                                 1.76%                  (0.07%)            125%~

CLASS C SHARES



                                                    PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------
                                                      INCOME FROM INVESTMENT OPERATIONS:
                                                  -------------------------------------------
                                                                    NET GAINS
                                                                 OR LOSSES ON
                                      NET ASSET            NET     SECURITIES
                                         VALUE,     INVESTMENT          (BOTH      TOTAL FROM
                                      BEGINNING         INCOME   REALIZED AND      INVESTMENT
                                      OF PERIOD          (LOSS)   UNREALIZED)      OPERATIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/03                $      11.61          (0.25)@         4.62            4.37
Year Ended 12/31/02                $      15.13          (0.21)         (3.31)          (3.52)
11/1/01 Through 12/31/01^          $      13.70          (0.04)          1.47            1.43
Year Ended 10/31/01                $      23.93          (0.23)         (6.62)          (6.85)
Year Ended 10/31/00                $      15.69          (0.35)@         8.59            8.24
Year Ended 10/31/99                $      12.66          (0.26)          3.29            3.03


MID CAP VALUE FUND
Year Ended 12/31/03                $      14.35         (0.03)@          4.20            4.17
Year Ended 12/31/02                $      14.09         (0.04)@          0.31            0.27
10/1/01 Through 12/31/01^^         $      13.41         (0.01)@          1.48            1.47
4/30/01** Through 9/30/01          $      14.24             --@         (0.83)          (0.83)

                                        PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------
                                                LESS DISTRIBUTIONS:
                                   ------------------------------------------
                                      DIVIDENDS
                                       FROM NET  DISTRIBUTIONS
                                     INVESTMENT   FROM CAPITAL          TOTAL
                                         INCOME          GAINS  DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/03                          --             --             --
Year Ended 12/31/02                          --             --             --
11/1/01 Through 12/31/01^                    --             --             --
Year Ended 10/31/01                          --           3.38           3.38
Year Ended 10/31/00                          --             --             --
Year Ended 10/31/99                          --             --             --


MID CAP VALUE FUND
Year Ended 12/31/03                          --(b)        0.11           0.11
Year Ended 12/31/02                          --           0.01           0.01
10/1/01 Through 12/31/01^^                 0.04           0.75           0.79
4/30/01** Through 9/30/01                    --             --             --



 **  Commencement of offering of class of shares.
  ^  The Fund changed its fiscal year end from October 31 to December 31.
 ^^  The Fund changed its fiscal year end from September 30 to December 31.
  @  Calculated based upon average shares outstanding.
(b)  Amount is less than .005.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                  PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------
                                      NET ASSET
                                     VALUE, END          TOTAL
                                      OF PERIOD   RETURN (1)(a)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/03                $      15.98          37.64%
Year Ended 12/31/02                $      11.61         (23.26%)
11/1/01 Through 12/31/01^          $      15.13          10.44%
Year Ended 10/31/01                $      13.70         (31.02%)
Year Ended 10/31/00                $      23.93          52.52%
Year Ended 10/31/99                $      15.69          23.93%


MID CAP VALUE FUND
Year Ended 12/31/03                $      18.41          29.09%
Year Ended 12/31/02                $      14.35           1.94%
10/1/01 Through 12/31/01^^         $      14.09          11.05%
4/30/01** Through 9/30/01          $      13.41          (5.83%)

                                          RATIOS/SUPPLEMENTAL DATA:
                                   ------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                                                  ---------------------------
                                    NET ASSETS,                           NET
                                         END OF                    INVESTMENT
                                         PERIOD            NET         INCOME
                                     (MILLIONS)       EXPENSES         (LOSS)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/03                $         23           2.12%         (1.82%)
Year Ended 12/31/02                $         10           2.12%         (1.82%)
11/1/01 Through 12/31/01^          $         11           2.12%         (1.83%)
Year Ended 10/31/01                $         10           2.13%         (1.76%)
Year Ended 10/31/00                $         14           2.20%         (1.69%)
Year Ended 10/31/99                $          6           2.23%         (1.69%)


MID CAP VALUE FUND
Year Ended 12/31/03                $        103           1.95%         (0.19%)
Year Ended 12/31/02                $          9           2.00%         (0.28%)
10/1/01 Through 12/31/01^^         $          3           1.99%         (0.30%)
4/30/01** Through 9/30/01          $          2           2.04%          0.03%

                                                       RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS: #
                                   ----------------------------------------------
                                                                   NET INVESTMENT
                                               EXPENSES           INCOME (LOSS)
                                       WITHOUT WAIVERS,        WITHOUT WAIVERS,        PORTFOLIO
                                         REIMBURSEMENTS          REIMBURSEMENTS         TURNOVER
                                   AND EARNINGS CREDITS    AND EARNINGS CREDITS         RATE (A)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/03                                2.35%                  (2.04%)             55%
Year Ended 12/31/02                                2.32%                  (2.02%)             52%
11/1/01 Through 12/31/01^                          2.12%                  (1.83%)              8%
Year Ended 10/31/01                                2.14%                  (1.77%)             57%
Year Ended 10/31/00                                2.26%                  (1.75%)             87%
Year Ended 10/31/99                                2.39%                  (1.85%)             92%


MID CAP VALUE FUND
Year Ended 12/31/03                                2.19%                  (0.43%)             32%
Year Ended 12/31/02                                2.51%                  (0.79%)             51%
10/1/01 Through 12/31/01^^                         4.48%!!                (2.79%)             15%
4/30/01** Through 9/30/01                         15.95%!!               (13.88%)!!           98%

CLASS C SHARES



                                                    PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------
                                                      INCOME FROM INVESTMENT OPERATIONS:
                                                  -------------------------------------------
                                                                    NET GAINS
                                                                 OR LOSSES ON
                                      NET ASSET            NET     SECURITIES
                                         VALUE,     INVESTMENT          (BOTH      TOTAL FROM
                                      BEGINNING         INCOME   REALIZED AND      INVESTMENT
                                      OF PERIOD         (LOSS)    UNREALIZED)      OPERATIONS
DIVERSIFIED FUND
3/24/03** Through 12/31/03         $      10.77           0.03@          2.07            2.10


EQUITY GROWTH FUND
Year Ended 12/31/03                $      22.56         (0.22)@          4.64            4.42
Year Ended 12/31/02                $      31.64         (0.28)@         (8.80)          (9.08)
2/16/01** Through 12/31/01         $      41.84         (0.37)@         (6.79)          (7.16)


EQUITY INCOME FUND
Year Ended 12/31/03                $      23.20           0.48@          4.73            5.21
Year Ended 12/31/02                $      30.53           0.13@         (6.71)          (6.58)
2/16/01** Through 12/31/01         $      34.41         (0.05)@         (3.66)          (3.71)


U.S. EQUITY FUND
Year Ended 12/31/03                $       7.58         (0.02)@          2.39            2.37
Year Ended 12/31/02                $      10.44         (0.05)          (2.81)          (2.86)
9/10/01** Through 12/31/01         $       9.67         (0.01)@          0.80            0.79

                                        PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------
                                                LESS DISTRIBUTIONS:
                                   ------------------------------------------
                                      DIVIDENDS
                                       FROM NET  DISTRIBUTIONS
                                     INVESTMENT   FROM CAPITAL      RETURN OF           TOTAL
                                         INCOME          GAINS        CAPITAL   DISTRIBUTIONS
DIVERSIFIED FUND
3/24/03** Through 12/31/03                 0.07             --             --            0.07


EQUITY GROWTH FUND
Year Ended 12/31/03                          --             --             --              --
Year Ended 12/31/02                          --             --             --              --
2/16/01** Through 12/31/01                   --           3.04             --            3.04


EQUITY INCOME FUND
Year Ended 12/31/03                        0.45             --           0.03            0.48
Year Ended 12/31/02                        0.18           0.57             --            0.75
2/16/01** Through 12/31/01                   --           0.17             --            0.17


U.S. EQUITY FUND
Year Ended 12/31/03                          --+            --             --              --+
Year Ended 12/31/02                          --             --             --              --
9/10/01** Through 12/31/01                   --           0.02             --            0.02



 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
  +  Amount rounds to less than $.005.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.

                                  PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------
                                      NET ASSET
                                     VALUE, END          TOTAL
                                      OF PERIOD  RETURN (a)(1)
DIVERSIFIED FUND
3/24/03** Through 12/31/03         $      12.80          19.48%


EQUITY GROWTH FUND
Year Ended 12/31/03                $      26.98          19.59%
Year Ended 12/31/02                $      22.56         (28.70%)
2/16/01** Through 12/31/01         $      31.64         (17.17%)


EQUITY INCOME FUND
Year Ended 12/31/03                $      27.93          22.72%
Year Ended 12/31/02                $      23.20         (21.74%)
2/16/01** Through 12/31/01         $      30.53         (10.76%)


U.S. EQUITY FUND
Year Ended 12/31/03                $       9.95          31.29%
Year Ended 12/31/02                $       7.58         (27.37%)
9/10/01** Through 12/31/01         $      10.44           8.18%

                                          RATIOS/SUPPLEMENTAL DATA:
                                   ------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                                                  ---------------------------
                                    NET ASSETS,                           NET
                                         END OF                    INVESTMENT
                                         PERIOD            NET         INCOME
                                     (MILLIONS)      EXPENSES         (LOSS)
DIVERSIFIED FUND
3/24/03** Through 12/31/03         $          1           1.93%          0.36%


EQUITY GROWTH FUND
Year Ended 12/31/03                $          1           1.98%         (0.90%)
Year Ended 12/31/02                $          1           1.98%         (0.92%)
2/16/01** Through 12/31/01         $          2           1.99%         (1.25%)


EQUITY INCOME FUND
Year Ended 12/31/03                $          3           1.75%          1.95%
Year Ended 12/31/02                $          3           1.75%          0.48%
2/16/01** Through 12/31/01         $          4           1.75%         (0.20%)


U.S. EQUITY FUND
Year Ended 12/31/03                $          5           1.75%         (0.20%)
Year Ended 12/31/02                $          1           1.75%         (0.42%)
9/10/01** Through 12/31/01         $          1           1.75%         (0.39%)

                                                       RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS: #
                                   ----------------------------------------------
                                                                 NET INVESTMENT
                                                EXPENSES           INCOME (LOSS)
                                        WITHOUT WAIVERS,        WITHOUT WAIVERS,        PORTFOLIO
                                          REIMBURSEMENTS          REIMBURSEMENTS         TURNOVER
                                   AND EARNINGS CREDITS    AND EARNINGS CREDITS         RATE (a)
DIVERSIFIED FUND
3/24/03** Through 12/31/03                          2.20%                   0.09%             210%


EQUITY GROWTH FUND
Year Ended 12/31/03                                 2.59%                  (1.51%)             81%
Year Ended 12/31/02                                 2.56%                  (1.50%)             50%
2/16/01** Through 12/31/01                          2.10%                  (1.36%)             98%


EQUITY INCOME FUND
Year Ended 12/31/03                                 2.43%                   1.27%              17%
Year Ended 12/31/02                                 2.41%                  (0.18%)            167%
2/16/01** Through 12/31/01                          2.06%                  (0.51%)              4%


U.S. EQUITY FUND
Year Ended 12/31/03                                 2.04%                  (0.49%)            101%
Year Ended 12/31/02                                 1.93%                  (0.60%)             83%
9/10/01** Through 12/31/01                          1.85%                  (0.49%)             48%

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

[GRAPHIC]

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392


PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.

(C) J.P. Morgan Chase & Co. All Rights Reserved. May 2004

PR-EQABC-504


If you buy your shares through an institution, you should contact that institution directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. for each Fund is:
JPMorgan Capital Growth Fund        811-5151
JPMorgan Disciplined Equity Fund    811-7342
JPMorgan Diversified Fund           811-7342
JPMorgan Dynamic Small Cap Fund     811-5151
JPMorgan Equity Growth Fund         811-5526
JPMorgan Equity Income Fund         811-5526
JPMorgan Growth and Income Fund     811-5151
JPMorgan Mid Cap Growth Fund        811-5526

JPMorgan Mid Cap Value Fund         811-8189

JPMorgan Small Cap Equity Fund      811-5151

JPMorgan Small Cap Growth Fund      811-8189

JPMorgan U.S. Equity Fund           811-7342
JPMorgan Value Opportunities Fund   811-4321

[JPMORGAN FUNDS]



PROSPECTUS


MAY 1, 2004

JPMORGAN U.S. EQUITY FUNDS

INSTITUTIONAL CLASS SHARES

JPMORGAN VALUE OPPORTUNITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


CONTENTS

JPMorgan Value Opportunities Fund                                1

The Fund's Management and Administration                         6

How Your Account Works                                           7

    Buying Fund Shares                                           7

    Selling Fund Shares                                          8

    Exchanging Fund Shares                                       8

    Other Information Concerning The Fund                        9

    Distributions and Taxes                                      9

Risk and Reward Elements                                        11

Financial Highlights                                            17

How To Reach Us                                         BACK COVER

JPMORGAN VALUE OPPORTUNITIES FUND


RISK/RETURN SUMMARY

For a detailed discussion of the Fund's main risks, please see pages 11-15.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. Market capitalization is the total market value of a company's shares. The adviser builds a portfolio that it believes has characteristics of undervalued securities.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of investment companies, including shares of affiliated money market funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by government entities and private issuers.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Class A Shares for the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell(R) 1000 Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a deduction for the front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after 8 years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*



2002    -12.54%
2003     32.63%



BEST QUARTER  2nd quarter, 2003                   18.19%
--------------------------------------------------------
WORST QUARTER 3rd quarter, 2002                  -15.91%



* The Fund's fiscal year end is 12/31. On December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In view of the change of adviser and other changes noted, the Fund's performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                                  PAST 1 YEAR     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                                     25.04             4.57
Return After Taxes on Distributions                                                     20.77             1.16
Return After Taxes on Distributions and Sale of Fund Shares                             20.18             2.92
--------------------------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                     30.03             4.81
--------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                       28.00             1.40



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.


^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                                0.50
DISTRIBUTION (RULE 12b-1) FEES                                                 NONE
SHAREHOLDER SERVICE FEES                                                       0.10
OTHER EXPENSES(1)                                                              0.66
-----------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                1.26
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                       (o.51)
-----------------------------------------------------------------------------------
NET EXPENSES(2)                                                                0.75

(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which the Fund's Adviser and Administrator agree that they will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of average daily net assets through 4/30/05. In addition, the Fund's other service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  77        240        417         930

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc., a Maryland corporation. The directors of the corporation are responsible for overseeing all business activities.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

THE FUND'S INVESTMENT ADVISERS
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund.

JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan.

During the fiscal year ended 12/31/03, JPMIM was paid management fees (net of waivers) of 0.38% as a percentage of average daily net assets.

THE PORTFOLIO  MANAGERS
The portfolio management team is led by Bradford L. Frishberg, Managing Director of JPMIM, and Alan Gutmann, Vice President of JPMIM. Mr. Frishberg, who joined the team in 2001, has worked for JPMIM or one of its affiliates since 1996. Mr. Gutmann, a new member of the team, has worked at JPMIM since 2003. Prior to working at JPMIM, Mr. Gutmann was a research analyst and portfolio manager at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and Oppenheimer Capital in 1998-2000.

THE FUND'S ADMINISTRATOR

Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund's general administrative and corporate affairs. These services encompass general corporate governance, regulatory compliance and administrative oversight of each of the Value
Opportunities Fund's contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equalling 0.175% of average daily net assets of the Fund. During the fiscal year ended December 31, 2003 the Business Manager was paid a fee of 0.055% (net of waivers) of average daily net assets. The Business Manager, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, has provided business management services to the Value Opportunities Fund since its inception in 1985 and provides similar services to three other mutual funds with combined assets of approximately $62 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.

THE FUND'S SHAREHOLDER SERVICING AGENT

The Fund has entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares.

JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.10% annual fee to such entities for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of the Fund. Certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank or an affiliate. These payments are made at their own expense. The price you pay for your shares is the net asset value per share of the class (NAV). NAV is the value of everything the class of the Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of directors. When fair value is used, the prices of securities used by the Fund to calculate its classes' NAV may differ from quoted or published prices for the same securities. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate.

The Fund calculates its NAV calculates its NAV once each day at the close of regular trading on the NYSE. The Fund generally values its assets at their market prices, but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its Board of Directors, as applicable. When fair value is used, the prices of securities used by the Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

You will pay the next NAV calculated after your financial service firm or the JPMorgan Institutional Funds Service Center accepts your order. The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day that the NYSE is open. Your financial service firm or the JPMorgan Institutional Funds Service Center must accept your order by the close of regular trading on the NYSE, in order for us to process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order may be cancelled. Any funds received in connection with late orders will be invested on the following business day.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

ABUSIVE TRADING The Value Opportunities Fund is not intended to be investment vehicles for market timing or abusive trading; such trading in your account may result in dilution in the value of the Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Fund or its administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, where there is a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of the Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.

GENERAL
Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, the Fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Institutional Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Institutional Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Institutional Class Shares.

MINIMUM INVESTMENTS
Investors must buy a minimum of $3,000,000 worth of Institutional Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you will receive the next NAV calculated after your financial service firm or the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.

The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm you want to sell. Your financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Class Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

ABUSIVE TRADING
The Fund is not intended to be an investment vehicle for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase fund expenses for all shareholders. The fund will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of this fund, or exchanges between or among funds, that indicates market timing or abusive trading. There are limitations on the ability of the fund to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of the fund's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining fund balances are excepted from this trading prohibition.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days notice before closing your account for this reason.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expense arising from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always be able to reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

The Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and they can realize capital gain. The Fund deducts any expenses and then pay out these earnings to shareholders as distributions.

The Fund generally distributes net investment income at least annually. Net capital gains, if any, are distributed annually.

You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment icome that are not designated as qualified dividend income and certain dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

JPMORGAN U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISK                             POTENTIAL REWARDS                          AND REWARD
------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before      -  The Funds can take advantage of         -  The Funds segregate liquid assets to
   issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risks
   could be exposed to leverage risk if
   it does not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise a         -  The Funds could realize gains in a      -  The Funds generally avoid short-term
   Fund's brokerage and related costs         short period of time                       trading, except to take advantage of
                                                                                         attractive or unexpected
-  Increased short-term capital gains      -  The Funds could protect against            opportunities or to meet demands
   distributions could raise                  losses if a stock is overvalued and        generated by shareholder activity
   shareholders' income tax liability.        its value later falls
   Such an increase in transaction costs
   and/or tax liability, if not offset
   by gains from short-term trading,
   would reduce a Fund's returns.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISK                             POTENTIAL REWARDS                          AND REWARD
------------------------------------------------------------------------------------------------------------------------------
ETFS AND OTHER
INVESTMENT COMPANIES

-  If a Fund invests in shares of          -  Helps to manage smaller cash flows      -  Absent an exemptive order of the
   another investment company,                                                           Securities and Exchange Commission
   shareholders would bear not only        -  Investing in ETFs offers instant           (the "SEC"), a Fund's investments in
   their proportionate share of the           exposure to an index or a broad range      other investment companies, including
   Fund's expenses, but also similar          of markets, sectors, geographic            ETFs, are subject to the percentage
   expenses of the investment company         regions and industries                     limitations of the Investment Company
                                                                                         Act of 1940 ("1940 Act")(1)
-  The price movement of an ETF may not
   track the underlying index, market,                                                -  An SEC exemptive order granted to
   sector, regions or industries and may                                                 various iShares funds (which are
   result in a loss                                                                      ETFs) and their investment adviser
                                                                                         permits each Fund to invest beyond
                                                                                         the 1940 Act limits, subject to
                                                                                         certain terms and conditions,
                                                                                         including a finding of the Funds'
                                                                                         Boards that the advisory fees charged
                                                                                         by the adviser are for services that
                                                                                         are in addition to, and not
                                                                                         duplicative of, the advisory services
                                                                                         provided to those ETFs

                                                                                      -  An SEC exemptive order permits each
                                                                                         Fund to invest its uninvested cash,
                                                                                         up to 25% of its assets, in one or
                                                                                         more affiliated money market funds if
                                                                                         the adviser waives and/or reimburses
                                                                                         its advisory fee from the Fund in an
                                                                                         amount sufficient to offset any
                                                                                         doubling up of investment advisory,
                                                                                         shareholder servicing and
                                                                                         administrative fees


----------

(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISK                             POTENTIAL REWARDS                          AND REWARD
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

-  Derivatives such as futures, options,   -  Hedges that correlate well with         -  The Funds use derivatives for hedging
   swaps, and forward foreign currency        underlying positions can reduce or         and for risk management (i.e.,to
   contracts(1) that are used for             eliminate losses at low cost               establish or adjust exposure to
   hedging the portfolio or specific                                                     particular securities,markets or
   securities may not fully offset the     -  A Fund could make money and protect        currencies); risk management may
   underlying positions and this could        against losses if management's             include management of a Fund 's
   result in losses to a Fund that would      analysis proves correct                    exposure relative to its benchmark;
   not have otherwise occurred                                                           all Funds except for Disciplined
                                           -  Derivatives that involve leverage          Equity Fund, Diversified Fund, U.S.
-  Derivatives used for risk management       could generate substantial gains at        Equity Fund and Value Opportunities
   or, for certain Funds, to increase a       low cost                                   Fund, may use derivatives in an
   Fund's gain may not have the intended                                                 effort to produce increased income or
   effects and may result in losses or                                                   gain
   missed opportunities
                                                                                      -  A Fund only establishes hedges that
-  The counterparty to a derivatives                                                     it expects will be highly correlated
   contract could default                                                                with underlying positions

-  Derivatives that involve leverage                                                  -  While the Funds may use derivatives
   could magnify losses                                                                  that incidentally involve leverage,
                                                                                         they do not use them for the specific
-  Certain types of derivatives involve                                                  purpose of leveraging their portfolio
   costs to a Fund which can reduce
   returns

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets, and defer recognition of
   certain of a Fund's losses


----------
(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISK                             POTENTIAL REWARDS                          AND REWARD
------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

-  When a Fund lends a security, there     -  The Funds may enhance income through    -  The adviser maintains a list of
   is a risk that the loaned securities       the investment of the collateral           approved borrowers
   may not be returned if the borrower        received from the borrower
   or the lending agent defaults                                                      -  The Funds receive collateral equal to
                                                                                         at least 100% of the current value of
-  The collateral will be subject to the                                                 the securities loaned plus accrued
   risks of the securities in which it                                                   interest
   is invested
                                                                                      -  The lending agents indemnify the
                                                                                         Funds against borrower default

                                                                                      -  The adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment to
                                                                                         minimize losses

                                                                                      -  Upon recall, the borrower must return
                                                                                         the securities loaned within the
                                                                                         normal settlement period

MARKET CONDITIONS

-  Each Fund's share price and             -  Stocks have generally outperformed      -  Under normal circumstances each Fund
   performance will fluctuate in              more stable investments (such as           plans to remain fully invested in
   response to stock and/or bond market       bonds and cash equivalents) over the       accordance with its policies and each
   movements                                  long term                                  Fund may invest uninvested cash in
                                                                                         affiliated money market funds; equity
-  Adverse market conditions may from      -  With respect to the Diversified Fund,      securities may include common stocks,
   time to time cause a Fund to take          a diversified,balanced portfolio           convertible securities, preferred
   temporary defensive positions that         should mitigate the effects of wide        stocks, depositary receipts, (such as
   are inconsistent with its principal        market fluctuations, especially when       American Depositary Receipts and
   investment strategies and may hinder       stock and bond prices move in              European Depositary Receipts), trust
   the Fund from achieving its                different directions                       or partnership interests, warrants,
   investment objective                                                                  rights and investment company
                                                                                         securities.
-  The Capital Growth Fund, Dynamic
   Small Cap Fund Growth and Income Fund                                              -  Each Fund seeks to limit risk and
   and Small Cap Equity Fund are                                                         enhance performance through active
   non-diversified, which means that a                                                   management and/or diversification
   relatively high percentage of each
   Fund's assets may be invested in a                                                 -  During severe market downturns, each
   limited number of issuers. Therefore,                                                 Fund has the option of investing up
   their performance may be more                                                         to 100% of its assets in high quality
   vulnerable to changes in the market                                                   short-term instruments
   value of a single issuer or a group
   of issuers

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISK                             POTENTIAL REWARDS                          AND REWARD
------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

-  A Fund could underperform its           -  A Fund could outperform its benchmark   -  The adviser focuses its active
   benchmark due to its securities and        due to these same choices                  management on securities selection,
   asset allocation choices                                                              the area where it believes its
                                                                                         commitment to research can most
                                                                                         enhance returns and manage risks in a
                                                                                         consistent way

FOREIGN INVESTMENTS

-  Currency exchange rate movements        -  Favorable exchange rate movements       -  The Funds anticipate that total
   could reduce gains or create losses        could generate gains or reduce losses      foreign investments will not exceed
                                                                                         20% of total assets (30% for
-  A Fund could lose money because of      -  Foreign investments, which represent       Diversified Fund, 30% for Equity
   foreign government actions, political      a major portion of the world's             Growth Fund and 10% for Small Cap
   instability or lack of adequate and        securities, offer attractive               Growth Fund)
   accurate information                       potential performance and
                                              opportunities for diversification       -  The Funds actively manage the
-  Currency and investment risks tend to                                                 currency exposure of their foreign
   be higher in emerging markets; these    -  Emerging markets can offer higher          investments relative to their
   markets also present higher liquidity      returns                                    benchmarks, and may hedge back into
   and valuation risks                                                                   the U.S.dollar from time to time (see
                                                                                         also "Derivatives"); these currency
                                                                                         management techniques may not be
                                                                                         available for certain emerging
                                                                                         markets investments

ILLIQUID HOLDINGS

-  Each Fund could have difficulty         -  These holdings may offer more           -  No Fund may invest more than 15% of
   valuing these holdings precisely           attractive yields or potential growth      net assets in illiquid holdings
                                              than comparable widely traded
-  Each Fund could be unable to sell          securities                              -  To maintain adequate liquidity to
   these holdings at the time or price                                                   meet redemptions, each Fund may hold
   it desires                                                                            high quality short-term securities
                                                                                         (including repurchase agreements)
                                                                                         and, for temporary or extraordinary
                                                                                         purposes, may borrow from banks up to
                                                                                         33 1/3% of the value of its total
                                                                                         assets including drawing on a line of
                                                                                         credit

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS       AS OF December 31, 2003

The financial highlights table is intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The table is for Class A Shares as the Institutional Share Class began operations on March X, 2004.

This information for the Value Opportunities Fund was audited by other independent accountants for all years prior to 2002.

All other information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

CLASS A

                                                                  PER SHARE OPERATING PERFORMANCE:
----------------------------------------------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                             ----------------------------------------   ------------------------------------------
                                 NET ASSET                  NET REALIZED                 DIVIDENDS
                                    VALUE,          NET   AND UNREALIZED   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                 BEGINNING   INVESTMENT      GAIN (LOSS)   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                   OF YEAR       INCOME    ON INVESTMENT   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
VALUE OPPORTUNITIES FUND (1)
Year Ended 12/31/03                     --           --               --           --           --              --              --
Year Ended 12/31/02             $    20.86         0.06            (2.63)       (2.57)       (0.06)          (2.75)          (2.81)
Year Ended 12/31/01             $    28.05         0.02            (4.28)       (4.26)       (0.02)          (2.91)          (2.93)
Year Ended 12/31/00             $    28.83         0.04             0.10         0.14        (0.05)          (0.87)          (0.92)
Year Ended 12/31/99             $    30.86         0.08            (1.36)       (1.28)       (0.08)          (0.67)          (0.75)

  * Calculated based on average shares outstanding.
(1) Operated as The Growth Fund of Washington through 2001.
(2) Total return figures do not include the effect of any front-end or deferred sales charge.

                                PER SHARE OPERATING PERFORMANCE:                       RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------    ---------------------------------------------------------
                                                                       NET ASSETS,      RATIO OF         RATIO OF
                                         NET ASSET                          END OF   EXPENSES TO    NET INCOME TO   PORTFOLIO
                                        VALUE, END        TOTAL               YEAR       AVERAGE          AVERAGE    TURNOVER
                                           OF YEAR   RETURN (2)     (IN THOUSANDS)    NET ASSETS       NET ASSETS        RATE
VALUE OPPORTUNITIES FUND (1)
Year Ended 12/31/03                             --           --                 --            --               --          --
Year Ended 12/31/02                     $    15.48       (12.54%)   $       31,796          1.46%            0.42%      51.20%
Year Ended 12/31/01                     $    20.86       (15.31%)   $       51,253          1.39%            0.09%      14.42%
Year Ended 12/31/00                     $    28.05         0.65%    $       62,075          1.25%            0.21%      11.73%
Year Ended 12/31/99                     $    28.83        (4.15%)   $       69,741          1.18%            0.30%       8.07%

HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-766-7722 to obtain further information.

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-4321

(C) J.P. Morgan Chase & Co. All Rights Reserved. February 2004

PR-VOI-504


                                 JPMorgan Funds

                     JPMorgan Value Opportunities Fund, Inc.


                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2004

                             1101 Vermont Avenue, NW
                             Washington, D.C. 20005
                                 (202) 842-5665
                                  (800)972-9274

JP Morgan Value Opportunities Fund, Inc. (the "Fund") is a diversified, open-end investment company that seeks long-term capital appreciation. This Statement of Additional Information relating to the Fund is not a prospectus and should be read in conjunction with the Fund's Prospectus. The Fund's Annual Report dated December 31, 2003 is incorpated by reference into the Statement of Additional Information. Copies of the Fund's Prospectus, Annual Report and Semi-Annual Report are available, without charge, upon request by writing or calling the Secretary of the Fund at the above address and phone number. The date of the Prospectus to which this statement relates is May 1, 2004 for share classes A and B.


                                             --------------------------


                       J.P. Morgan Fund Distributors, Inc.
                                   Distributor

                        Washington Management Corporation
                                Business Manager

                     J.P. Morgan Investment Management Inc.
                                     Adviser

TABLE OF CONTENTS


CAPTION                                                      PAGE

General Information                                            3
Description of Certain Securities                              3
Additional Investment Restrictions and Policies                9
Management of the Fund                                        11
Director Compensation and Fund Ownership                      12
Other Fund Officers                                           13
Codes of Ethics                                               14

Proxy Voting Guidelines                                       14
Investment Advisory and Other Services                        15
Custodian, Transfer Agent and Auditor                         16
Shareholder Servicing                                         16
Distributor and Plans of Distribution                         17
Portfolio Transactions                                        18
Description of Shares, Voting Rights and Liabilities          20
Purchases, Redemptions and Exchanges                          20
Net Asset Value                                               26
Tax Status                                                    27
Performance Data                                              29
Financial Statements                                          31

                               GENERAL INFORMATION

JPMorgan Value Opportunities Fund, Inc. (the "Fund") is a diversified, open-end investment company that seeks long-term capital appreciation. The Fund was incorporated under the laws of the State of Maryland on May 24, 1985. The Fund operated as The Growth Fund of Washington until December 31, 2001 with a different investment objective, a different investment adviser and different investment policies. The Fund offers two classes of shares: Class A and Class Bs. A third class of shares, the Institutional Shares, has been authorized, but no shares have been issued.

Washington Management Corporation, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), is the Fund's business manager (the "Business Manager"). J.P. Morgan Investment Management Inc. ("JPMIM or the Adviser"), a wholly owned subsidiary of J.P. Morgan Chase & Co., is the Fund's Investment Adviser. JPMIM became the Fund's investment adviser on December 31, 2001. J.P. Morgan Fund Distributors, Inc., a wholly owned subsidiary of The BISYS Group, Inc., is the distributor (the "Distributor") of the Fund's shares.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, ("Morgan"), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board or any other government agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower that the amount originally invested by the investor.

                        DESCRIPTION OF CERTAIN SECURITIES

Equity Investments

The Equity Securities in which the Fund invests include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market.

Equity Securities. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stocks in the corporation's earnings or assets.

The convertible securities in which the Fund may invest include any debt securities stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, but senior to the claims of preferred and common shareholders.

Common Stock Warrants. The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

Foreign Investments. The Fund may make investments in foreign securities. For purposes of the Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, or (iii) the issuer derives at least 50% of its revenue from goods produced or sold, investments made or services performed in such country or has at least 50% of its assets situated in such country. Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Fund's operations.

Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Foreign investments may be made in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non- U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Commercial Paper. The Fund may invest in commercial paper which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed-income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when- issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and include the maturity for the purpose of calculating the average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with its custodian a segregated account with liquid assets consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitment. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the Investment Company Act of 1940, as amended, (the "1940 Act") or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; provided, however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any affiliated money market funds. The order sets forth the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its investment advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing or administration fees.

Repurchase Agreements. The Fund may invest in repurchase agreements with commercial banks or broker-dealers meeting creditworthiness standards set and monitored by the Fund's Adviser. A repurchase agreement involves the purchase by the Fund of U.S. government securities or other debt obligations with the condition that, after a stated period of time, the seller will buy back the same securities (the "collateral") at a predetermined price or yield. The collateral will be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder). In the event the original seller defaults on its obligations to repurchase, the Fund will sell the collateral, which action could involve costs or delays. The Fund's rights to the collateral are unclear where the seller is a bank which becomes insolvent. Moreover, the Fund could suffer a loss to the extent proceeds from the sale of the collateral may be less than the repurchase price. Either the Fund or its custodian will have physical custody of the collateral or the Fund will have constructive possession by entry into the Fund's account in the federal book-entry system. No more than 10% of the Fund's net assets, at the time of investment, may be invested in repurchase agreements not terminable within seven days.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses of the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with its custodian a separate account with a segregated fund of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

Securities Loans. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Fund will not lend their securities to any officer, Director, employee or other affiliate of the Fund, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

Illiquid Investments; Privately Placed and Certain Unregistered Securities. The Fund may not acquire any illiquid securities if, as a result thereof, more than 10% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy restriction, the Fund may acquire investments that are illiquid or have limited liquidity, such as privately placed securities or other investments that are not registered under the Securities Act of 1933, as amended ("the 1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Directors. The Directors will monitor the Adviser's implementation of these guidelines on a periodic basis.

As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Quality and Diversification Requirements. The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies or instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

 The Fund will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See"Taxes."

The Fund may invest in convertible debt securities for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated in the category A or higher by Moody's or Standard & Poor's, or the equivalent by another nationally recognized statistical rating organization, or if unrated, the investment must be of comparable quality in the Adviser's opinion. In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Futures Contracts and Options on Futures Contracts. The Fund may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit, and on indices of fixed-income securities and indices of equity securities.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Asset Coverage for Futures Contracts and Options Positions. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual fund and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

U.S. Government Securities and Other Short-Term Securities. The Fund may invest in short term securities which may include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds), federal agency obligations guaranteed as to principal and interest by the U.S. Treasury, and certain securities issued by U.S. government instrumentalities or certain federal agencies which securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. These latter securities, however, generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. Other short-term securities may also include commercial paper issued by domestic corporations rated at the time of purchase not lower than Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, or the equivalent by another NRSRO or deemed comparable by the Adviser, or certificates of deposit issued by U.S.

banks having assets in excess of $1 billion.



                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

Investment Restrictions

The Fund has adopted the following restrictions which, together with its investment objective, are its fundamental policies. These fundamental policies cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding shares. The Act defines "majority" as the lesser of (1) 67% or more of the Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

     The Fund's fundamental investment restrictions are:

         (1): The Fund may not borrow money, except to the extent permitted by applicable law.

         (2): The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act.

         (3): The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or instruments issued by issuers that invest in real estate.

         (4): The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodity contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

         (5): The Fund may make loans to other persons, in accordance with the Fund's investment objective and policies to the extent permitted by applicable law.

         (6): The Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

         (7): The Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

         (8): The Fund may not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

The following restrictions are not fundamental and may be changed by the Fund without shareholder approval, in compliance with applicable law, regulation, or regulatory policy.

         The Fund may not:

         (a) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

         (b) purchase any securities subject to legal or contractual restrictions on the resale thereof, or purchase securities which are not readily marketable, or enter into repurchase agreements not terminable within seven business days, if such purchase or entering into a repurchase agreement would cause more than 10% of the value of its total assets to be invested in such securities and such repurchase agreements;

         (c) invest its assets in securities of other open-end investment companies, except as permitted under the 1940 Act or any order pursuant thereto; or

          (d) pledge, mortgage or hypothecate its assets except, to secure borrowings permitted by subparagraph (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of its total assets.


There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification, if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.




                             MANAGEMENT OF THE FUND

NAME                      YEAR FIRST
POSITION W/ FUND          ELECTED A        PRINCIPAL                     OTHER DIRECTORSHIPS
AGE                       DIRECTOR*1*      OCCUPATION*2*                 HELD BY DIRECTOR *3*
------------------------------------------------------------------------------------------------------------------------

                              Independent Directors

Cyrus A. Ansary             1985        President, Investment            The American Funds Tax-Exempt Series I;
    Director                            Services International, LLC*4*     Washington Mutual Investors Fund
    70

Daniel J. Callahan III     2001        Vice Chairman and Treasurer,       The American Funds Tax-Exempt Series I;
    Director                           The Morris and Gwendolyn           Washington Mutual Investors Fund;
    71                                 Cafritz Foundation                           WGL Holdings, Inc.

James C. Miller III        2001         Chairman, CapAnalysis Group;      Atlantic Coast Airlines, Inc.;
   Director                            Former Counselor, Citizens for     The American Funds Tax-Exempt Series I;
   61                                  a Sound Economy                    Washington Mutual Investors Fund

Katherine D. Ortega        2003        Former Treasurer of the            The Kroger Co.; Rayonier Inc.;
   Director                            United States                      The American Funds Tax-Exempt Series I;
   69                                                                      Washington Mutual Investors Fund

J. Knox Singleton          2004        President and Chief Executive,     Healthcare Realty Trust, Inc.;
   Director                            INOVA Health System                The American Funds Tax-Exempt Series I;
   55                                                                     Washington Mutual Investors Fund

T. Eugene Smith            1985        President,                         The American Funds Tax-Exempt Series I;
   Director                            T. Eugene Smith, Inc.*5*                Washington Mutual Investors Fund
   73



                              Interested Directors

James H. Lemon, Jr.        1985        Chairman & Chief Executive         The American Funds Tax-Exempt Series I;
   Chairman                            Officer, The Johnston-Lemon        Washington Mutual Investors Fund
   68                                  Group, Incorporated*6*

Harry J. Lister            1985        Director,                          The American Funds Tax-Exempt Series I;
    Vice Chairman                      Washington Management                 Washington Mutual Investors Fund
    68                                 Corporation

Jeffrey L. Steele          2001        Director &                           The American Funds Tax-Exempt Series I;
    President &                        President, Washington                     Washington Mutual Investors Fund
    Director                           Management Corporation
    58                                 Former Partner,
                                       Dechert Price and Rhoads


  The address for all Directors is the Office of the Fund, 1101 Vermont Avenue, Suite 600, Washington, DC 20005.

*1*Directors serve until their resignation, removal or retirement.
*2* Reflects current principal occupation and principal employment during the past 5 years. Corporate positions may have changed during the period. *3* This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than for the Fund). No Director serves as a director for any other fund in the JPMorgan fund complex. *4* The principal business of Investment Services International, LLC is a private investment company for various operating entities. *5* The principal business of T. Eugene Smith, Inc. is real estate consulting, planning and development. *6 The principal business of The Johnston-Lemon Group, Incorporated is a financial services holding company.


                    DIRECTOR COMPENSATION AND FUND OWNERSHIP

                          AGGREGATE COMPENSATION*1*   AGGREGATE DOLLAR
                          FROM THE FUND*2*            RANGE*3* OF SHARES
                          DURING FISCAL YEAR          OWNED IN THE FUND AS
NAME                      ENDED DECEMBER 31,  2003    OF DECEMBER 31, 2003
----                      ----- -------- ---  ----    -- -------- --- ---

                        Independent Directors

Cyrus A. Ansary                  $2,400               $10,001-50,000
Daniel J. Callahan III           $1,600               None
James C. Miller III              $1,600               $10,001-50,000
Katherine D. Ortega              $2,000               $10,001-50,000
J. Knox Singleton *4*            None                 None
T. Eugene Smith                  $2,800               More than $100,000


                              Interested Directors

James H. Lemon, Jr.              None                 More than $100,000
Harry J. Lister                  None                 More than $100,000
Jeffery L. Steele                None                 $50,001-100,000

*1* The Fund currently pays each "independent" director an attendance fee of $400 for each Board of Directors meeting and $400 for each committee meeting attended. No compensation is paid by the Fund to any Director who is a director, officer, or employee of the Business Manager, Investment Adviser or their affiliates.
*2* No director serves on any other fund board in the JPMorgan fund complex. None has any pension or retirement benefit from the Fund. *3* Ownership disclosure is made using the following ranges: none; $1-10,000; $10,001-50,000; $50,001-100,000; and more than $100,000. *4* Mr. Singleton became a director on February 19, 2004.

     The Fund has an Audit Committee composed of Katherine D. Ortega (Chair), Cyrus A. Ansary and T. Eugene Smith, all of whom are not considered "interested persons" of the Fund within the meaning of the 1940 Act ("independent directors"). The function of the Committee is the oversight of the Corporation's accounting and financial reporting policies. The Committee acts as a liaison between the Fund's independent auditors and the full Board of Directors.

         The Fund has a Governance Committee composed of Cyrus A. Ansary (Chair) and all other independent directors. The Committee's functions include reviewing all contracts and agreements with the Fund, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Directors. In addition, the Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

         The Fund has a Proxy Committee composed of T. Eugene Smith, Harry J. Lister and Daniel J. Callahan. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the Fund's portfolio, making determinations with regard to certain contested proxy voting issues and discussing related current issues.

    There were four Board of Directors meetings, two Audit Committee meetings, one Governance Committee meeting and one Proxy Committee meeting during the fiscal year ended December 31, 2003. All directors attended more than 80% of all Board meeting and meetings of the Committees of which they were members.


                               OTHER FUND OFFICERS

NAME                                                                               OFFICER
(POSITION WITH FUND) *1*           PRINCIPAL                                       CONTINUOUSLY
AGE                                OCCUPATION *2*                                         SINCE
---                                ---------- ---                                         -----

Stephen Hartwell                   Chairman,                                               1985
(Executive Vice President)      Washington Management Corporation
89

Howard L. Kitzmiller            Director, Senior Vice President,                        1985
(Senior Vice President          Secretary and Assistant Treasurer,
and Secretary)                  Washington Management Corporation
73

Michael W. Stockton             Director , Vice President, Assistant Secretary          1993
(Vice President, Treasurer,     and Assistant Treasurer,
Chief Financial Officer         Washington Management Corporation
and Assistant Secretary)
 37

Ralph S. Richard                Director, Vice President and Treasurer,                 1998
(Vice President)                Washington Management Corporation
 85

Lois A. Erhard                  Vice President,                                         1987
(Vice President)                Washington Management Corporation
51

J. Lanier Frank                  Assistant Vice President,                              1995
(Assistant Vice President)       Washington Management Corporation
43

Ashley L. Shaw *3*              Assistant Secretary,                                    2000
(Assistant Secretary and        Washington Management Corporation;
Assistant Treasurer)            Attorney/Law Clerk
35

The address for all Officers is the Office of the Fund, 1101 Vermont Avenue, Suite 600, Washington, DC 20005.

*1* Officers hold office until their respective successors are elected, or until they resign or are removed.

*2* Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during the period.
*3* Ashley L. Shaw is the daughter of James H. Lemon, Jr.

Directors of the Fund, acting on behalf of shareholders, direct and coordinate the Fund's overall policies and have retained the services of the Business Manager and Adviser to operate the Fund.

As of April 15, 2004 officers and directors as a group owned beneficially or of record approximately 124,000 shares of the Fund (5.3%).

                                 CODES OF ETHICS

The Fund, the Business Manager, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j- 1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                             PROXY VOTING GUIDELINES

    The Fund's Board of Directors oversees the voting of proxies of shares held by the Fund and has appointed a Committee on Proxy Voting Procedures to assist it. Members of the Committees are Messrs. Smith, Callahan and Lister. The Board has authorized the President of the Fund (the "Voting Officer") to vote individual proxies and has approved "proxy voting procedures and policy" (the "Guidelines") which are used by the Voting Officer in deciding how to vote on particular matters. The Guidelines provide to the Voting Officer guidance on how to vote on a variety of matters that are often the subject of shareholder voting. The Guidelines are not intended to be rigid rules and each matter is to be considered on a case-by-case basis and voted in the manner that the Voting Officer determines to be in the best interests of the Fund and its shareholders.

    The Guidelines provide that generally the Voting Officer should vote against
(i) defensive anti-takeover measures, (ii) staggered boards of directors, (iii) measures calling for the creation of special classes of shares with extra voting power and (iv) proposals that provide, in the judgment of the Voting Officer, for excessive compensation for directors and officers including stock option plans that may cause excessive dilution to shareholders. The Guidelines also provide that the Voting Officer should vote in favor of proposals to expense stock options for financial reporting purposes

    The Guidelines provide that the Voting Officer should assess on a case-by-case basis shareholder proposals relating to a wide range of social or political issues, weighing the impact of such proposals upon the company's shareholders. Finally, the Guidelines provide, as a general policy matter, that the Voting Officer should vote in support of corporate management on routine, non-controversial matters, but that the Voting Officer should exercise care in reviewing routine matters to assure that the matter to be voted upon does not give rise to issues that may call into question whether a vote in support of management is in the best interests of the Fund and its shareholders.

         If the Voting Officer is aware of any conflict of interest between the interests of Fund shareholders, on the one hand, and the interests of the Fund's investment adviser or any affiliated person of the Fund or its adviser, on the other hand, the Voting Officer will discuss and resolve that conflict of interest with a member of the Committee on Proxy Voting Procedures.

         Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, will be available on or about September 1, 2004, (i) without charge, upon request by calling 1-(800)348-4782 or (ii) on the SEC's website at http://www.sec.gov.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         J.P. Morgan Investment Management Inc. acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Directors may determine, JPMIM is responsible for investment decisions for the Fund. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 533 Fifth Avenue, New York, NY 10036.

         Pursuant to the terms of the Advisory Agreement, JPMIM provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. The Adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's assets shall be held uninvested. The Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund.

         As compensation for services rendered to the Fund, the Fund pays the Adviser a fee, computed daily and paid monthly, of .500% per annum on the Fund's average daily net assets.

         Washington Management Corporation acts as business manager to the Fund pursuant to a Business Management Agreement. The primary function of the Business Manager is to oversee the various services and operations of the Fund. The Business Manager provides services necessary to carry on the fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, arrangements for and supervision of all shareholder services, federal and state regulatory compliance. The Business Manager provides similar services to other mutual funds.

         The Fund pays the Business Manager, as compensation for services rendered to the Fund, a fee computed daily and paid monthly, of .175% per annum on the Fund's average daily net assets.

         During the fiscal year ended December 31, 2003 the Business Manager received a fee of $19,108 and the Investment Adviser $129,761. During fiscal year ended December 31, 2002, the Business Manager received $79,696 and the Adviser received $227,704. Comparable fees for the fiscal year ended December 31, 2001 were $190,066 and $200,505 respectively. Washington Investment Advisers served as the Fund's Adviser for fiscal 2001.

         The Fund pays all expenses not assumed by the Adviser or Business Manager. Expenses paid by the Fund include custodian, stock transfer and dividend disbursing fees and accounting and record keeping expenses; distribution expenses pursuant to a plan under Rule 12b-1 of the 1940 Act; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal registration and state fees); legal and audit fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Fund; association dues; and costs of stationery and forms prepared exclusively for the Fund.

         The Advisory and Business Management Agreements are subject to annual approval by (I) the Board of Directors of the Fund or (ii)vote of a majority (as defined in the Act) of the outstanding shares of the Fund, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was last approved by shareholders at a meeting on December 5, 2001. The Business Management Agreement was last approved by shareholders at a meeting on April 29, 1991. The current Agreements are effective through the year ended December 31, 2004. The Investment Advisory and Business Management Agreements are each terminable without penalty on not less than 60 days' notice by the Board of Directors of the Fund or by vote of the holders of a majority of the Fund's shares. Each will terminate automatically in the event of its assignment.

         The Investment Advisory Agreement was last approved by the Board of Directors on, February 19, 2004 following a meeting on February 19, 2004 of the Fund's Governance Committee. The Governance Committee reviewed and considered a number of factors in recommending renewal of the existing Agreement. The Committee and the Board assessed, among other things, the quality of investment services provided by the Adviser, as well as other services provided by affiliates of the Adviser, fees and expenses borne by the Fund and comparable data for other mutual funds, the financial results and financial statements of the Adviser, brokerage and other policies of the Adviser, the Fund's portfolio turnover rate and the Adviser's brokerage policies as described below, under "Portfolio Transactions". The Board determined to continue the Agreement in light of the quality of the Adviser's performance on behalf of the Fund, the strength of the Adviser's organization and the reasonableness of the advisory fee.

         The Fund's Adviser and Administrator have a written agreement to waive up to the full amount of their respective fees to the extent the Class A total operating expense ratio exceeds 1.46% of average daily net assets until 4/30/05. During the fiscal year end December 31, 2003 the Adviser and Business Manager each waived $40,558 of their respective fees. Such waivers also have the effect of lowering Class B expenses.

         The Washington Management Corporation Foundation, a charitable foundation established by the Business Manager, located at 1101 Vermont Avenue, N.W., makes contributions to charities organized under Section 501 (c)(3) or 509(a)(2) of the Code. Directors and officers of the Fund, as well as all employees of the Business Manager and affiliates, may participate in a gift matching program sponsored by the Foundation.

                      CUSTODIAN, TRANSFER AGENT AND AUDITOR

         The JPMorgan Chase Bank (the "Custodian"),located at One Chase Manhattan Plaza, New York, NY 10081, serves as the Fund's custodian. As Custodian, it maintains custody of Fund assets, settles portfolio purchases and sales, collects portfolio income, maintains general ledger and capital stock accounts and investment ledgers, prepares daily trial balances and calculates net asset values. DST Systems, Inc. (the "Transfer Agent"), located at 210 W. 10th Street, Kansas City, MO 64105, serves as the Fund's transfer agent. The Transfer Agent maintains the Fund's official record of shareholders and, as dividend agent, is responsible for crediting dividends to shareholder accounts.

         PricewaterhouseCoopers LLP, independent auditors, located at 1177 Avenue of the Americas, New York, NY 10036, is the Fund's auditor. In such capacity, PricewaterhouseCoopers will conduct an annual audit of the Fund, meet with the Fund's Audit Committee and management at least annually, read filings, such as Form N-SAR and registration statement amendments, prepare tax returns, and read the Fund's annual and semi-annual reports. Johnson, Lambert & Co. performed these services through fiscal 2001.


                              SHAREHOLDER SERVICING

         The Fund may enter into a shareholder servicing agreement (the "Shareholder Serving Agreement") with JPMorgan Chase Bank pursuant to which JPMorgan Chase Bank acts as shareholder servicing agent for its customers and for other Fund investors who are customers of financial professionals. Under this agreement, JPMorgan Chase Bank is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's Transfer Agent; transmitting purchase and redemption orders to the Fund's Transfer Agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

              Under the Shareholder Servicing Agreement, the Fund has agreed to pay JPMorgan Chase Bank for these services a fee at an annual rate of up to 0.25% for Class A and Class B Shares (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom JPMorgan Chase Bank is acting as shareholder servicing agent). JPMorgan acts as shareholder servicing agent for all shareholders.

         The Fund may be sold to or through financial intermediaries who are customers of JPMorgan Chase Bank ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by JPMorgan Chase Bank or its affiliates for services provided to their clients that invest in the Fund. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.


                       DISTRIBUTOR AND DISTRIBUTION PLANS

         J.P. Morgan Fund Distributors, Inc. serves as the Fund's exclusive distributor. The Distributor holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Fund, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of a Distribution Agreement (the "Distribution Agreement"). Under the terms of the Distribution Agreement between the Distributor and the Fund, the Distributor receives no compensation in its capacity as the Fund's distributor. The Distributor is a wholly owned, indirect subsidiary of The BISYS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies. The Distribution Agreement will continue in effect with respect to the Fund only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Directors of the Fund and a vote of the Directors who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Fund, including a vote of a majority of the Directors who are not "interested persons" of the Fund, or by a vote of the holders of a majority of the Fund's outstanding shares. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, New York 10036.

         The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") pertaining to its Class A and Class B Shares of the Fund, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectus. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds.

         Class A Shares pay a Distribution Fee of up to 0.25% of average daily net assets and Class B Shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B Shares of up to 4.00% of the purchase price of such shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses. Some payments under the Distribution Plans may be used to compensate broker-dealers with dealer service fees in an amount not to exceed 0.25% annualized of the average net asset values of Class A Shares or 0.25% annualized of the average net asset value of the Class B Shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B Shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B Shares.

         With respect to Class B Shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of

Class B Shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B Shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B Shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan. Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Directors and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of such Distribution Plan or in any agreement related to such Plans ("Qualified Directors"). The Distribution Plans require that the Fund shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The selection and nomination of Qualified Directors shall be committed to the discretion of the disinterested Directors (as defined in the 1940 Act) then in office. A Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Directors. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plans for a period of not less than six years from the date of the Distribution Plans, and for the first two years such copies will be preserved in an easily accessible place. The table below sets forth the Distribution Fees paid to the Distributor for the fiscal periods indicated:

         The total amount paid to the Distributor under the Class A Distribution Plan for the fiscal year ended December 31, 2003 was $71,869. Only actual expenses of the Distributor, categories of which have been pre- approved, can be reimbursed up to the limit of 0.25% of average daily net assets annually under such Plan. Those amounts were expended as follows and such expenditures were reviewed quarterly by the Fund's Board of Directors:

               Service Fees to Dealers                      $58,972

               Distributor's Selling and
               Servicing Expenses                           $12,897


         The Fund's Class B Distribution Plan had total plan expenses of $357 for the year ended December 31, 2003. The full 0.75% annual Distribution Fee is paid to FEP Capital, L.P. as compensation for acting as finance agent, regardless of FEP's expenses.



                             PORTFOLIO TRANSACTIONS

         The Adviser places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund.

         In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, the Fund or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is fair and reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Fund. The Board of Directors receives reports regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

         Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

         Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. The Fund may purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

         On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

         If the Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option.The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that the Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The Fund's brokerage commissions paid on portfolio transactions for the fiscal years ended December 31, 2003, 2002, and 2001, amounted to $45,896, $48,576 and $14,960, respectively. Of the brokerage commission paid in 2003, $10,130 or 21% was allocated to brokers and dealers who provide research service. Differences in commission amounts reflect essentially differences in aggregate dollar amount of the portfolio transactions.

         Fixed-income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Fund transactions in fixed income securities will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with its objective.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Fund is a diversified, open-end investment company which was incorporated under the laws of the State of Maryland on May 24, 1985. The Fund offers Class A and Class B Shares. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the Fund's rule 18f-3 Plan. Class A and Class B shareholders have exclusive rights with respect to the respective class' rule Distribution Plan adopted in connection with the distribution of shares on other matters in which the interests of one class are different from the interests of another class. Shares of all classes of the Fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class in matters that affect that class alone. At the request of the holders of at least 10% of the shares, the Fund will hold a meeting at which the board or a Member of the Board could be removed by a majority vote. There will not usually be a shareholder meeting in any year, except, for example, when the election of the Board is required to be acted upon by shareholders under the 1940 Act.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

         The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. The JPMorgan Funds Service Center may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described the Prospectus. In addition, the privileges described in the Prospectus are not available until a completed and signed account application has been received by the JPMorgan Funds Service Center . Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in the account application. The telephone exchange privilege is not available if an investor was issued certificates for shares that remain outstanding.

         Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

         The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (I) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         If you are selling Fund shares having an aggregate net asset value greater than $250,000, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash. The redemption in kind will be effected at approximately the shareholder's proportionate share of the Fund's current net assets. The distributed securities are valued in the same manner as they are valued for purposes of calculating net asset value. The distributed securities shall be selected as follows: The redemption in kind will be made using only those common stocks which individually have an asset value equal to or greater than 5% of the net assets of the Fund. If there are no stocks which represent 5% of the Fund's net assets or insufficient quantity of such 5% holdings exist to effect the redemption in kind, then those holdings representing 4% or more of the Fund's net assets will be used, and if there are no such stocks or sufficient amounts of such stocks, then those holdings which are equal to or greater than 3% of net assets will be used. In making a redemption in kind, the Fund will make the redemption using no more than the five largest of the Fund's holdings, with the amount of each security determined as follows: The Fund will not distribute an amount of any security that will reduce the net asset value of that holding below 1% of the Fund's net assets. The percentage amount of each security to be distributed to the redeeming shareholder will be approximately equal to the percentage amount that each such security represents of the aggregate net asset value of all the securities that will be distributed to the redeeming shareholder. For example, if the Fund's holdings of common stock XYZ Corporation represents 30% of the aggregate net asset value of the 5 stocks to be distributed to the redeeming shareholder, then 30% of the net asset value of the redemption in kind will consist of common stock of XYZ Corporation. Adjustments may be made to avoid reducing the Fund's holdings of a particular security below 1% of the Fund's net asset value. Shareholders receiving securities instead of cash for redemption proceeds may incur costs in selling such securities as well as market risk until such securities are sold.

         The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (I) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation,
(iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

         Each investor in the Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern standard time; however, options are priced at 4:15 p.m., Eastern standard time) the value of each investor's interest in the Fund will be determined by multiplying the net asset value (the "NAV") of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (I) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

         The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's Distributor as shown in the following table, except when the Fund's Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer. The broker-dealer allocation for the Fund on Class A Shares is set forth below:


                               Sales chargeas a          Amount of
                                percentage of:           sales charge reallowed
                                                         to dealers as
                                                         a percentage
                                                         of offering price

Amount of transaction at    Offering    Net amount
    offering price ($)        price     invested
Under 100,000                 5.75       6.10                5.00
100,000 but under 250,000     3.75       3.90                3.25
250,000 but under 500,000     2.50       2.56                2.25
500,000 but under 1,000,000   2.00       2.04                1.75


         There is no initial sales charge on purchases of Class A Shares of $1 million or more.

         At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A Shares of the Fund may be deemed to be underwriters under the1933 Act.

          The Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments. If shares are redeemed within 12 months of the purchase date, clients of broker-dealers that have received the commissions described above will be subject to a contingent deferred sales charge as follows: (i) 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for up to 6 months or (ii) 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for 6 to 12 months.

         The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

         Investors may be eligible to buy Class A Shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans.

         Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

          Investors in Class A Shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A Shares in the Fund with purchases of Class A Shares of any other JPMorgan Fund (or if a fund has only one class, shares of such fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A Shares or other qualifying shares of these funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement. The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

         Class A shares of a fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (I) NAV or
(ii) cost of any shares acquired and still held in the fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) purchased thereafter. An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares of a fund (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

         A "qualified group" is one which (I) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares (or if a fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A Shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) purchased thereafter.

         No initial sales charge will apply to the purchase of the Fund's Class A Shares if (I) investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) investing through any qualified retirement plan with 50 or more participants, or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

         Purchases of a Fund's Class A Shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

         Purchases of a Fund's Class A Shares may be made with no initial sales charge (I) by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

         Purchases of a Fund's Class A Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's Distributor or the JPMorgan Funds Service Center.

         When shares of the Fund are sold to a qualified tuition program under
Section 529 of the Internal Revenue Code, such a program may purchase Class A Shares without an initial sales load.

         A Fund may sell Class A Shares without an initial sales charge to the current and retired Directors (and their immediate families), current and retired employees (and their immediate families) of the Business Manager, current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in JPMorgan Funds.

         Shares are offered at net asset value to these persons and organizations due to anticipated economies of scale in sales effort and expense.

         Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A Shares with no initial sales charge for as long as they continue to own Class A Shares of any JPMorgan Fund, provided there is no change in account registration.

         Shareholders of other JPMorgan Funds are entitled to exchange their shares for, or invest distributions from their funds in, shares of the Funds at net asset value.

         Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at the next net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (in an amount not in excess of the redemption proceeds), and shares will be purchased at the next determined net asset value. Class B shareholders who have redeemed their shares and paid a CDSC with respect to such redemption may purchase Class A Shares with no initial sales charge (in an amount not in excess of the redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

         Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Fund or JPMorgan Chase may discontinue this exchange privilege at any time.

         The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

         Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

         The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares. The distributor keeps the entire amount of any CDSC the investor pays.

         The CDSC for Class B Shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for: (I) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B Shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

         Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B Shares, there is no initial sales charge ( not in excess of the redemption). At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

         A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

         The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

         Investors may incur a fee if they effect transactions through a broker or agent.



                                 NET ASSET VALUE

         The Fund computes its net asset value once daily Monday through Friday at the time stated in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Da, and Christmas Day. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Directors to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

         The net asset value of the Fund is equal to the Fund's investments less the Fund's liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.

         The value of investments listed on a U.S. or Canadian securities exchange is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m., Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of each Fund' net asset value.

     The Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the

Adviser determines that use of another fair valuation methodology is appropriate. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

         Fixed income securities with a maturity of 60 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

         Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined by the Directors not to represent fair value.

         Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Directors.

         Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of each Fund's net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

         Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed.


                                   TAX STATUS

         The Fund intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Code. Qualification and election to be taxed as a regulated investment company involve no supervision or management by any government agency. To qualify as a regulated investment company, the Fund must distribute to shareholders at least 90% of its net investment income and meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to income tax on that portion of its net investment income and net realized capital gains distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its dividends and distributions will be taxable to shareholders as ordinary income dividends regardless of whether such distributions were derived from the Fund's net long-term capital gains.

         The Fund will be subject to a non-deductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on December 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends, to the extent practicable, to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by the Fund in December, with a record date in that month, and paid by the Fund by January 31 of the following year. Such distributions will be taxable to shareholders in the year the distributions are declared, rather than the year in which the distributions are received.

         Dividends from net investment income and net short-term capital gain distributions are taxable to shareholders as ordinary income. To the extent determined each year, such dividends are eligible for the dividends received deduction available to corporations.

         Distributions of net long-term capital gains are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received deduction. A loss by a shareholder on the sale of shares of the Fund with respect to which long-term capital gain distributions have been paid will, to the extent of such long-term capital gain distributions, be treated as long-term capital loss even though such shares have been held by the shareholder for less than one year.

         All dividends and distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of such payments.

         Distributions and dividends by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, it nevertheless would be taxable to the shareholder as ordinary income or capital gains as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Therefore, those purchasing Fund shares just prior to a distribution will receive a return of capital upon the ensuing distribution which will nevertheless be taxable to them.

         Upon redemption, sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his cost basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term depending on the shareholder's holding period for the shares.

         A gain realized on a redemption will not be affected by exercise of the reinstatement privilege. A loss realized on a redemption, however, will be disallowed to the extent the shares redeemed are replaced pursuant to exercise of the reinstatement privilege. In such case, the basis of the shares acquired pursuant to the exercise of the reinstatement privilege will be adjusted to reflect the disallowed loss.

         The Fund is required to report to the Internal Revenue Service (the "IRS") all dividends and distributions as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. All dividends and proceeds will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct Taxpayer Identification Number or Social Security Number, (2) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such dividends or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions and dividends by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that dividends to them would be subject to withholding of U.S. tax.

                             PERFORMANCE INFORMATION

         From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products to stock or other relevant indices or to rankings prepared be independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance of the Fund or its classes. The Fund's performance may be compared with indices such as the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 1000 Value Index and the NASDAQ Composite Index. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

         The Fund may provide average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter period.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the performance and the net asset value of the classes of shares of the Fund will vary based on market conditions, the current market value of securities held by the Fund and changes in the Fund's expenses. The Adviser, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may waive a portion of their fees. These actions would have the effect of increasing the net income (and therefore the total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

         The Fund presents performance information for each class thereof since the commencement of operations on December 31, 2001. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A) or the maximum applicable contingent deferred sales charge (in the case of Class B shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

         Advertising or communications to shareholders may contain the views of the Adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to the Fund.

         Advertisements for the JPMorgan funds may include references to the asset size of other financial products made available by JPMFAM (USA), such as the offshore assets or other funds advised by JPMFAM (USA).

         Composite performance information shown in the Prospectuses has been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research ("AIMR").

         Average annual total returns are calculated based on the following formulas:


         Average annual total returns (before taxes):
                  P (1 + T)n = ERV

         Average annual total returns (after taxes on distributions):
                  P (1 + T)n =ATVd

         Average annual total returns (after taxes on distributions and sale of Fund shares) P (1 + T)n =ATVdr

         Where:
           P    =     a hypothetical initial payment of $1,000.
           T    =     average annual total return
                      (before taxes, after taxes on distributions, or
                      after taxes on distributions and sale of Fund
                      shares, as applicable).
           N    =     number of years

           ERV  =     ending redeemable value of a hypothetical $1,000
                      payment made at the beginning of th
                      1-, 5-, or 10 year periods at the
                      end of the 1-, 5-, or 10-ye
                      periods (or fractional portion).

          ATVd  =    ending value of a hypothetical $1,000 payment made at the
                     beginning of the 1-, 5-, or 10-year periods at the end of the 1, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

         ATVdr  =    ending value of a hypothetical $1,000
                     payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         From time to time, the Fund may quote performance in terms of before taxes, after taxes and after tax on distributions and sales of Fund shares of annual total returns in reports, sales literature and advertisements published by the Fund. Current performance information may be obtained by calling the numbers provided on the cover page of this SAI. See also the prospectus.

                         Average Annual Total Rates of Return
                (Including Sales Charges as set forth in prospectus)

                                                 Fiscal year      Life of Class
                                              ended 12/31/03   12/31/01-12/31/03
 JPMorgan Value Opportunities Fund
   Class A - before taxes                          25.04%           4.57%
   Class A - after taxes on distributions          20.77            1.16
   Class A - after taxes on distributions and
             sale of fund shares                   20.18            2.92
   Class B - before taxes                          26.56            5.37
   Class B - after taxes on distributions          22.10            1.91
   Class B - after taxes on distributions and
             sale of fund shares                   21.30            3.62


     The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 35.0%

         The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of the Fund (or classes thereof). Returns on the Fund (or classes) would have been lower if there were no such waivers. JPMIM and WMC and/or other service providers waive certain fees and/or reimburse expenses. The Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.


                              FINANCIAL STATEMENTS

         The Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, and Report of Independent Accountants (Annual Report only) contained in the Annual Report dated December 31, 2003 and on file with the SEC are hereby incorporated by reference into this Statement of Additional Information. Effective December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as investment adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. Please consider these factors when viewing the Fund's historic financial reports.